                                    TRANCHE A
                                CREDIT AGREEMENT


                          Dated as of December 19, 1997


                                      among


                             DOUBLETREE CORPORATION,
                                 as a Borrower,


                              PROMUS HOTELS, INC.,
                                 as a Borrower,


            PROMUS HOTEL CORPORATION (f/k/a Parent Holding Corp.) AND
         PROMUS OPERATING COMPANY, INC. (f/k/a Promus Acquisition Corp.
                        f/k/a Promus Hotel Corporation),
                                 as Guarantors,


                               THE SEVERAL LENDERS
                         FROM TIME TO TIME PARTY HERETO,


               BANKERS TRUST COMPANY, THE BANK OF NOVA SCOTIA and
                       CANADIAN IMPERIAL BANK OF COMMERCE,
                            as Co-Syndication Agents,

                                       AND

                               NATIONSBANK, N.A.,
                                    as Agent

                                TABLE OF CONTENTS

                                                                             Page No.
                                                                             --------

SECTION 1
DEFINITIONS....................................................................1
         1.1 Definitions.......................................................1
         1.2 Computation of Time Periods......................................22
         1.3 Accounting Terms.................................................22

SECTION 2  CREDIT FACILITIES .................................................22
         2.1 Committed Revolving Loans........................................22
         2.2 Letter of Credit Subfacility.....................................26
         2.3 Swingline Loan Subfacility.......................................30
         2.4 Competitive Loan Subfacility.....................................33

SECTION 3  OTHER PROVISIONS RELATING TO CREDIT FACILITIES.....................36
         3.1 Default Rate.....................................................36
         3.2 Extension and Conversion.........................................36
         3.3 Reductions In Commitments and Prepayments........................37
         3.4 Fees.............................................................39
         3.5 Capital Adequacy.................................................40
         3.6 Inability To Determine Interest Rate.............................41
         3.7 Illegality.......................................................41
         3.8 Requirements of Law..............................................42
         3.9 Taxes............................................................43
         3.10 Indemnity.......................................................45
         3.11 Pro Rata Treatment..............................................46
         3.12 Sharing of Payments.............................................47
         3.13 Place and Manner of Payments....................................48
         3.14 Indemnification; Nature of Issuing Lender's Duties..............48
         3.15 Replacement of Lenders..........................................50
         3.16 Change of Lending Office........................................50

SECTION 4  GUARANTY ..........................................................51
         4.1 The Guarantee....................................................51
         4.2 Obligations Unconditional........................................52
         4.3 Reinstatement....................................................53
         4.4 Certain Additional Waivers.......................................53
         4.5 Remedies.........................................................53
         4.6 Continuing Guarantee.............................................54

SECTION 5  CONDITIONS ........................................................54
         5.1 Conditions to Initial Extensions of Credit.......................54
         5.2 Each Extension of Credit.........................................56

SECTION 6  REPRESENTATIONS AND WARRANTIES.....................................56
         6.1 Financial Condition..............................................57
         6.2 No Change........................................................58
         6.3 Corporate and Partnership Existence; Compliance with Law.........58
         6.4 Corporate Power; Authorization; Enforceable Obligations..........59
         6.5 No Legal Bar.....................................................59
         6.6 No Material Litigation...........................................60
         6.7 No Default.......................................................60
         6.8 Ownership of Property; Liens.....................................60
         6.9 Intellectual Property............................................60
         6.10 No Burdensome Restrictions......................................60
         6.11 Taxes...........................................................61
         6.12 ERISA...........................................................61
         6.13 Investment Company Act; Other Regulations.......................62
         6.14 Subsidiaries....................................................62
         6.15 Purpose of Loans................................................62
         6.16 Environmental Matters...........................................62

SECTION 7  AFFIRMATIVE COVENANTS..............................................64
         7.1 Information Covenants............................................64
         7.2 Preservation of Existence and Franchises.........................66
         7.3 Books and Records................................................66
         7.4 Compliance with Law..............................................66
         7.5 Payment of Taxes and Other Claims................................67
         7.6 Insurance........................................................67
         7.7 Maintenance of Property..........................................67
         7.8 Performance of Obligations.......................................67
         7.9 Use of Proceeds..................................................67
         7.10 Audits/Inspections..............................................68
         7.11 Financial Covenants.............................................68
         7.12 Federal Regulations.............................................68

SECTION 8  NEGATIVE COVENANTS.................................................68
         8.1 Liens............................................................69
         8.2 Nature of Business...............................................69
         8.3 Consolidation, Merger, Sale or Purchase of Assets................69
         8.4 Investments......................................................71
         8.5 Transactions with Affiliates.....................................71
         8.6 Fiscal Year......................................................71
         8.7 No Dividend Restrictions.........................................71

SECTION 9  EVENTS OF DEFAULT..................................................71
         9.1 Events of Default................................................71
         9.2 Acceleration; Remedies...........................................75

SECTION 10  AGENCY PROVISIONS....................................................................................76
         10.1 Appointment........................................................................................76
         10.2 Delegation of Duties...............................................................................76
         10.3 Exculpatory Provisions.............................................................................76
         10.4 Reliance on Communications.........................................................................77
         10.5 Notice of Default..................................................................................77
         10.6 Non-Reliance on Agent and Other Lenders............................................................78
         10.7 Indemnification....................................................................................78
         10.8 Agent in its Individual Capacity...................................................................79
         10.9 Successor Agent....................................................................................79
         10.10 Co Agents.........................................................................................80

SECTION 11  MISCELLANEOUS........................................................................................80
         11.1 Notices............................................................................................80
         11.2 Right of Set-Off...................................................................................81
         11.3 Benefit of Agreement...............................................................................81
         11.4 No Waiver; Remedies Cumulative.....................................................................85
         11.5 Payment of Expenses, etc...........................................................................85
         11.6 Amendments, Waivers and Consents...................................................................86
         11.7 Counterparts.......................................................................................88
         11.8 Headings...........................................................................................88
         11.9 Survival of Indemnification........................................................................88
         11.10 Governing Law; Submission to Jurisdiction; Venue..................................................88
         11.11 Severability......................................................................................89
         11.12 Entirety..........................................................................................89
         11.13 Survival of Representations and Warranties........................................................89
         11.14 Knowledge Standard................................................................................89
         11.15 Confidentiality...................................................................................90
         11.16 Agent's and Lender's Covenant.....................................................................90
         11.17 Concerning Joint and Several Liability of the Borrowers...........................................90
         11.18 No Bankruptcy Proceedings.........................................................................93

Schedules

Schedule 2.1(a)        Schedule of Lenders and Commitments
Schedule 2.1(b)(i)     Form of Notice of Borrowing
Schedule 2.1(e)        Form of Tranche A Committed Revolving Note
Schedule 2.2(a)        Existing Letters of Credit
Schedule 2.3(d)        Form of Swingline Note
Schedule 2.4(b)-1      Form of Tranche A Competitive Bid Request
Schedule 2.4(b)-2      Form of Notice of Tranche A Competitive Bid Request
Schedule 2.4(c)        Form of Tranche A Competitive Bid
Schedule 2.4(d)        Form of Tranche A Competitive Bid Accept/Reject Letter
Schedule 2.4(h)        Form of Tranche A Competitive Loan Note
Schedule 3.2           Form of Notice of Extension/Conversion
Schedule 3.9           Form of U.S. Tax Compliance Certificate
Schedule 6.4           Consents
Schedule 6.8           Excluded Assets
Schedule 6.9           Intellectual Property Claims
Schedule 6.14          Subsidiaries
Schedule 7.1(c)        Form of Officer's Compliance Certificate
Schedule 11.1          Schedule of Addresses
Schedule 11.3(b)       Form of Tranche A Assignment and Acceptance
Schedule 11.3(e)       Form of Designation Agreement

                                  TRANCHE A
                                CREDIT AGREEMENT


         THIS TRANCHE A CREDIT AGREEMENT dated as of December 19, 1997 (as amended, restated, supplemented, modified and extended from time to time, the "Credit Agreement" and sometimes, this "Credit Agreement"), is by and among DOUBLETREE CORPORATION, a Delaware corporation ("Doubletree"), PROMUS HOTELS, INC., a Delaware corporation ("PHI" --hereinafter Doubletree and PHI are sometimes individually referred to as a "Borrower" or collectively referred to as the "Borrowers"), PROMUS HOTEL CORPORATION (f/k/a Parent Holding Corp.), a Delaware corporation (the "Parent Company"), PROMUS OPERATING COMPANY, INC. (f/k/a Promus Acquisition Corp. f/k/a Promus Hotel Corporation), a Delaware corporation ("Old PHC"--hereinafter the Parent Company and Old PHC are sometimes individually referred to as a "Guarantor" or collectively referred to as "Guarantors"), the several lenders identified on the signature pages hereto and such other lenders as may from time to time become a party hereto (the "Lenders"), BANKERS TRUST COMPANY, THE BANK OF NOVA SCOTIA AND CANADIAN IMPERIAL BANK OF COMMERCE, as co-syndication agents (each in such capacity, a "Co-Agent") and NATIONSBANK, N.A., as agent for the Lenders (in such capacity, the "Agent").

                               W I T N E S S E T H

         WHEREAS, the Borrowers have requested that the Lenders provide a senior credit facility in the amount of $750,000,000; and

         WHEREAS, the Lenders have agreed to make the requested senior credit facility available on the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                    SECTION 1

                                   DEFINITIONS

         1.1      DEFINITIONS.

         As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms herein shall include in the singular number the plural and in the plural number the singular:

                  "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such

         Person), controlled by or under direct or indirect common control with such Person. A Person shall be deemed to control an entity if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities or other ownership interests having ordinary voting power for the election of directors of such corporation or the members of the managing body of such Person or (ii) to direct or cause direction of the management and policies of such corporation or other entity, whether through the ownership of voting securities, by contract or otherwise.

                  "Agent" means NationsBank, N.A. and any successors and permitted assigns in such capacity.

                  "Agent's Fee Letter" means the letter agreement dated as of November 10, 1997 among NationsBank, N.A., NationsBanc/Montgomery Securities, Inc. and the Borrowers, as amended, modified, supplemented or replaced from time to time.

                  "Agent's Fees" has the meaning given to such term in Section 3.4(c).

                  "Anniversary Date" has the meaning given to such term in
         Section 2.1(a).

                  "Applicable Percentage" means the appropriate applicable percentages corresponding to the lowest Pricing Level available, as determined by either the then current Leverage Ratio or the Unsecured Senior Debt Rating in effect as of the most recent Calculation Date, as shown below:

                                                       Applicable           Applicable
                                                     Percentage for       Percentage for     Applicable     Applicable
                                                        Committed           Committed        Percentage     Percentage
                                                     Revolving Loans     Revolving Loans         for           for
 Pricing        Leverage        Unsecured Senior       Consisting of       Consisting of      Commitment     Letter of
  Level          Ratio            Debt Rating       Eurodollar Loans     Base Rate Loans         Fee       Credit Fees
  -----          -----            -----------       ----------------     ---------------         ---       -----------

    I      Less than 1.25 to   Greater than A-            .17%                 0.0%             .08%           .17%
           1.0                 or A3

   II      Equal to or         Greater than or            .225%                0.0%             .10%          .225%
           greater than 1.25   equal to BBB+ or
           to 1.0 but less     Baa1 but less
           than 1.75 to 1.0    than or equal to
                               A- or A3

   III     Equal to or         Greater than or            .25%                 0.0%             .125%          .25%
           greater than 1.75   equal to BBB or
           to 1.0 but less     Baa2 but less
           than 2.25 to 1.0    than BBB+ or Baa1

   IV      Equal to or         Greater than or            .30%                 0.0%              .15%           .30%
           greater than 2.25   equal to BBB- or
           but less than       Baa3 but less
           2.75 to 1.0         than BBB or Baa2

    V      Equal to or         Less than BBB-            .425%                 0.0%              .20%          .425%
           greater than 2.75   or Baa3
           to 1.0

                  The Applicable Percentage for Committed Revolving Loans, the Letter of Credit Fees and the Commitment Fees shall, in each case, be determined and adjusted on the date (each a "Calculation Date") not later than five Business Days after (x) the date by which the Parent Company is required to provide the officer's certificate in accordance with the provisions of Section 7.1(c) or (y) the date there is a change in the Unsecured Senior Debt Rating; provided that the Applicable Percentage for Committed Revolving Loans, the Letter of Credit Fees and the Commitment Fees shall be no more favorable to the Borrowers than Pricing Level III (as shown above) until the Calculation Date occurring immediately after the fiscal quarter of the Parent Company ending on June 30, 1998; and provided further that if the Parent Company fails to timely provide the officer's certificate required by Section 7.1(c), the Applicable Percentage for Committed Revolving Loans, the Letter of Credit Fees and the Commitment Fees shall be based on the then current Unsecured Senior Debt Rating until such time that an appropriate officer's certificate is provided whereupon the Pricing Level shall be determined by the then current Leverage Ratio or Unsecured Senior Debt Rating, as applicable. Each determination of the Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentage shall be applicable to all existing Committed Revolving Loans and Letters of Credit as well as any new Committed Revolving Loans made or Letters of Credit issued. For purposes of determining the Applicable Percentage as of any Calculation Date, the then current Leverage Ratio shall be the Leverage Ratio for the four (4) consecutive fiscal quarterly periods most recently ended.

                  In the event the Unsecured Senior Debt Rating and the Leverage Ratio would provide for two different Pricing Levels, the lowest Pricing Level determined by reference to the Unsecured Senior Debt Rating or the Leverage Ratio shall be applicable.

                  In the event the two Unsecured Senior Debt Ratings would provide for two different Pricing Levels, the Pricing Level determined by reference to the Unsecured Senior Debt Rating shall be the Pricing Level that is one level lower (i.e. lower pricing) than the highest (i.e. most expensive) Pricing Level indicated by either of the two Unsecured Senior Debt Ratings.

                  The Parent Company (or its Subsidiaries on behalf of the Parent Company) shall promptly deliver to the Agent information regarding any change in such Unsecured Senior Debt Ratings, as determined by S&P and Moody's, that would change the existing Pricing Level pursuant to the preceding paragraph. Under the column "Unsecured Senior Debt Rating" in the table above, the ratings of A-, BBB+, BBB, and BBB- refer to S&P ratings and the ratings of A3, Baa1, Baa2 and Baa3 refer to Moody's ratings.

                  "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

                  "Base Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/1000 of 1%) equal to the greater of (a) the Federal Funds Rate in effect on such day plus ? of 1% or (b) the Prime Rate in effect on such day. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

                  "Base Rate Loan" means any Loan bearing interest at a rate determined by reference to the Base Rate.

                  "Borrowers" has the meaning given to such term in the introductory paragraph hereof.

                  "Business" has the meaning given to such term in Section 6.16(a).

                  "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina and New York, New York are authorized or required by law to close, except that, when used in connection with a Eurodollar Loan, such day shall also be a day on which dealings between banks are carried on in U.S. dollar deposits in London, England and New York, New York.

                  "Calculation Date" has the meaning given to such term in the definition of "Applicable Percentage".

                  "Capital Lease" means any lease of property, real or personal, the obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

                  "Closing Date" means the later of the date hereof or the date on which the Lenders make their initial Loans.

                  "Co-Agents" has the meaning given to such term in the introductory paragraph hereof.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  "Commitment" means the Revolving Commitment, the LOC Commitment and the Swingline Commitment, individually or collectively, as appropriate.

                  "Commitment Fee" has the meaning given to such term in Section 3.4(a).

                  "Commitment Percentage" means the Revolving Commitment Percentage or the LOC Commitment Percentage, as appropriate.

                  "Committed Revolving Loans" has the meaning given to such term in Section 2.1(a).

                  "Committed Revolving Note" or "Committed Revolving Notes" means the promissory notes of the Borrowers in favor of each of the Lenders evidencing the Committed Revolving Loans provided pursuant to
         Section 2.1(e), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

                  "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with either Borrower within the meaning of Section 4001(a)(14)(B) of ERISA or is part of a group which includes either Borrower and which is treated as a single employer under Section 414(b), (c) or (m) of the Code.

                  "Competitive Bid" means an offer by a Lender to make a Competitive Loan pursuant to the terms of Section 2.4(c).

                  "Competitive Bid Rate" means, as to any Competitive Bid made by a Lender in accordance with the provisions of Section 2.4, the fixed rate of interest offered by the Lender making the Competitive Bid.

                  "Competitive Bid Request" means a request by the Borrowers for Competitive Bids in accordance with the provisions of Section 2.4(b), a form of which is attached at Schedule 2.4(b)-1.

                  "Competitive Bid Request Fee" means the administrative fee payable to the Agent, if any, in connection with a Competitive Bid Request as provided in the Agent's Fee Letter.

                  "Competitive Loan" means a loan made by a Lender pursuant to the provisions of Section 2.4.

                  "Competitive Loan Lenders" means, at any time, those Lenders which have Competitive Loans outstanding.

                  "Competitive Loan Maximum Amount" has the meaning given to such term in Section 2.4(a).

                  "Competitive Loan Note" or "Competitive Loan Notes" means the promissory notes of the Borrowers in favor of each of the Lenders evidencing the Competitive Loans, if any, provided pursuant to Section 2.4(h), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

                  "Consolidated Adjusted EBITDA" means, for any period, the amount equal to (i) the sum of Consolidated Net Income for such period plus Consolidated Interest Expense for such period to the extent deducted in the calculation of Consolidated Net Income plus the minority interest share of net income for such period to the extent deducted in the calculation of Consolidated Net Income minus the minority interest share of net loss for such period to the extent included in the calculation of Consolidated Net Income plus all provisions for any Federal, state or other income taxes plus depreciation and amortization, in each case for the Parent Company and its Subsidiaries on a consolidated basis, but excluding in each case the portion of such components attributable to Joint Ventures, determined in accordance with GAAP plus (ii) all cash distributions from Joint Ventures received by the Parent Company, the Borrowers or any of their respective Subsidiaries for such period.

                  "Consolidated Assets" means the assets of the Parent Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP.

                  "Consolidated Funded Debt" means Funded Debt of the Parent Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP.

                  "Consolidated Interest Expense" means, for any period, all interest expense, including the amortization of debt discount and premium and the interest component under Capital Leases for the Parent Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP.

                  "Consolidated Net Income" means, for any period, the net income of the Parent Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP, but excluding for purposes hereof extraordinary gains or losses, and any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses.

                  "Consolidated Net Worth" means total stockholders' equity for the Parent Company and its Subsidiaries on a consolidated basis as determined in accordance with GAAP.

                  "Contractual Obligation" means, as to any Person, any provision of any material security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Credit Date" means (i) the date of each request for an Extension of Credit pursuant to a Notice of Borrowing or a Notice of Conversion, in the case of Committed Revolving Loans and Swingline Loans, a notice of request for issuance or extension of a Letter of Credit in accordance with the provisions of Section 2.2(a), in the case of Letters of Credit, and a Competitive Bid Request, in the case of Competitive Loans, and (ii) the date of any such Extension of Credit relating thereto.

                  "Credit Documents" means this Credit Agreement, the Notes and all other related agreements and documents executed by any Credit Party and issued or delivered hereunder or thereunder or pursuant hereto or thereto.

                  "Credit Party" means any of the Borrowers and the Guarantors.

                  "Credit Party Obligations" means, without duplication, all of the obligations of the Credit Parties to the Lenders and the Agent, whenever arising, under this Credit Agreement, the Notes or any of the other Credit Documents to which either Borrower or any other Credit Party is a party.

                  "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Lender" means, at any time, any Lender that, at such time (a) has failed to make a Loan, issue a Letter of Credit or fund a Participation Interest required pursuant to the terms of this Credit Agreement, (b) has failed to pay to the Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar official.

                  "Designated Lender" means a special purpose corporation that is identified as such on the signature pages hereto next to the caption "Designated Lender" as well as each special purpose corporation that
         (i) shall have become a party to this Credit Agreement pursuant to
         Section 11.3(e) hereof, and (ii) is not otherwise a Lender.

                  "Designating Lender" means each Lender that is identified as such on the signature pages hereto next to the caption "Designating Lender" and immediately below the signature of its Designated Lender as well as each Lender that shall designate a Designated Lender pursuant to Section 11.3(e) hereof.

                  "Designation Agreement" means a designation agreement in substantially the form of Schedule 11.3(e) attached hereto entered into by a Lender and a Designated Lender and accepted by the Borrowers and the Agent.

                  "Disapproving Lenders" has the meaning given to such term in
         Section 2.1(a).

                  "Disqualified Stock" means any capital stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part on, or prior to, or is exchangeable for debt securities of the Parent Company or any of its Subsidiaries prior to, the first anniversary of the Termination Date.

                  "Dividends" means any payment, distribution or dividend (other than a dividend or distribution payable solely in stock of the Person making such payment, distribution or dividend) on, or any payment on account of the purchase, redemption or retirement of, or any other distribution in respect of, any shares of any class of stock or other ownership interest in a Person (including any such payment or distribution in cash or in property or obligations).

                  "Dollars" and "$" means dollars in lawful currency of the United States of America.

                  "Eligible Assignee" means (A) (i) a commercial bank or other financial institution organized under the laws of the United States or any state thereof and (ii) a commercial bank or other financial institution organized under the laws of any other country, or a political subdivision thereof, provided that (a) such bank or other financial institution is acting through a branch or agency located in the United States or (b) such bank or other financial institution is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country, in each case (under clauses (i) and (ii) above) that is reasonably acceptable to the Agent and the Borrowers and
         (B) any Lender or its parent company or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company. It shall be deemed reasonable for the Borrowers to refuse to accept as an "Eligible Assignee" any entity the inclusion of which as a Lender hereunder would be reasonably likely to increase amounts payable by the Borrowers under Sections 3.5, 3.8, 3.9 or 3.10 or give rise to the circumstances described in Section 3.6.

                  "Eligible Participant" means any entity satisfying the requirements set forth in the first sentence of the definition of "Eligible Assignee" other than the requirement for the Borrowers' or the Agent's approval.

                  "Environmental Laws" means any and all lawful and applicable Federal, state, local and foreign statutes, laws, regulations, ordinances, codes, rules, judgments, orders, decrees, permits, licenses or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

                  "Eurodollar Loan" means any Loan bearing interest at a rate determined by reference to the Eurodollar Rate.

                  "Eurodollar Rate" means, for the Interest Period for each Eurodollar Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate determined pursuant to the following formula:

                  Eurodollar Rate =           Interbank Offered Rate
                                       ---------------------------------
                                       1 - Eurodollar Reserve Percentage

                  "Eurodollar Reserve Percentage" means for any Interest Period, the average daily percentage (expressed as a decimal) which is in effect from time to time during such Interest Period under Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as such regulation may be amended from time to time or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Loans is determined), whether or not any Lender has any Eurocurrency liabilities subject to such reserve requirement at that time. Eurodollar Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to a Lender. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "Event of Default" has the meaning given to such term in
         Section 9.1.

                  "Excess Funding Borrower" has the meaning given to such term in Section 11.17(h).

                  "Excess Payment" has the meaning given to such term in Section 11.17(h).

                  "Excluded Taxes" has the meaning given to such term in Section 3.9(a).

                  "Existing Credit Agreements" means (i) each of Tranche A and Tranche B Credit Agreements dated as of June 7, 1995 among Embassy Suites, Inc., Promus Hotels, Inc., certain subsidiary guarantors, the several lenders party thereto and NationsBank, N.A., f/k/a NationsBank, N.A. (Carolinas) as Agent and (ii) the Credit Agreement dated as of November 8, 1996 among Doubletree Corporation, the various banks party thereto, Morgan Stanley Senior Funding, Inc., as Syndication Agent and as Arranger, and The Bank of Nova Scotia, as Administrative Agent.

                  "Existing Letters of Credit" means those letters of credit outstanding on the Closing Date issued by a Lender and identified on
         Schedule 2.2(a).

                  "Extension of Credit" means, as to any Lender, the making of a Loan by such Lender or the issuance of, or participation in, a Letter of Credit by such Lender.

                  "Federal Funds Rate" means, for any day, the rate of interest per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/1000 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (A) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day and (B) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent on such day on such transactions as determined by the Agent.

                  "Former Plan" means any employee benefit plan in respect of which either Borrower or a Commonly Controlled Entity has engaged in a transaction described in Section 4069 or Section 4212(c) of ERISA and with respect to which transaction either Borrower or Commonly Controlled Entity, as applicable, has as its principal purpose the evasion of liability described in such sections.

                  "Funded Debt" means, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money,
         (ii) all purchase money indebtedness of such Person, including, without limitation, the principal portion of all obligations of such Person under Capital Leases, (iii) all Guaranty Obligations of such Person (excluding any of such obligations to maintain working capital, solvency or other balance sheet condition of any other Person (including, without limitation, keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements)) and (iv) the amount of any Qualified Stock; provided that, "Funded Debt" shall not include indebtedness owing under or in connection with Joint Ventures to the extent such indebtedness is Non-Recourse Indebtedness. The Funded Debt of any Person shall include the Funded Debt of any partnership or joint venture in which such Person is a general partner (except as set forth in the preceding proviso).

                  "GAAP" means generally accepted accounting principles in the United States.

                  "Government Acts" has the meaning given to such term in
         Section 3.14(a).

                  "Governmental Authority" means any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

                  "Guarantors" has the meaning given to such term in the introductory paragraph hereof.

                  "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including, without limitation, any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

                  "Indebtedness" of any Person means, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made,
         (iii) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (iv) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business) which would appear as liabilities on a balance sheet of such Person, (v) all obligations of such Person under take-or-pay arrangements or under commodities agreements, (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds or production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (vii) all Guaranty Obligations of such Person,
         (viii) the principal portion of all obligations of such Person under Capital Leases, (ix) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements, (x) the maximum amount of all letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), and (xi) the amount of any Disqualified Stock. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner (except to the extent any such Indebtedness is Non-Recourse Indebtedness).

                  "Insolvency" means with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245(b)(i) of ERISA.

                  "Interbank Offered Rate" means, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/1000 of 1%). If for any reason neither of such rates is available, the term "Interbank Offered Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000 of 1%) equal to the rate at which deposits in Dollars approximately equal in principal amount to the Eurodollar Loan of the Agent, in its capacity as a Lender, included in such Eurodollar Loan, and for a maturity comparable to such Interest Period are offered to the principal London office of the Agent in immediately available funds in the London interbank market at approximately 11:00 A.M.. (London time) on the date that is two (2) Business Days prior to the first day of such Interest Period. If no such offers or quotes are generally available for such amount, then the Agent shall be entitled to determine the Eurodollar Rate by estimating in its reasonable judgment the per annum rate (as described above) that would be applicable if such quote or offers were generally available.

                  "Interest Payment Date" means (i) as to any Base Rate Loan, the last day of each March, June, September and December, the date of repayment of principal of such Loan and the Termination Date, (ii) as to any Eurodollar Loan or any Competitive Loan, the last day of each Interest Period for such Loan and the Termination Date, and in addition where the applicable Interest Period is more than three (3) months, then also on the date three (3) months from the beginning of the Interest Period, and each three (3) months thereafter. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day, except that in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day.

                  "Interest Period" means (i) with respect to any Eurodollar Loan, a period of one, two, three or six months' duration, as the Borrower may elect, commencing in each case on the date of the borrowing (including extensions and conversions) and (ii) with respect to any Competitive Loan, a period beginning on the date of borrowing and ending on the date specified in the respective Competitive Bid whereby the offer to make such Competitive Loan was extended, which shall be not less than seven (7) days nor more than ninety (90) days' duration; provided, however, (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that in the case of Eurodollar Loans, where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business
         Day), (B) no Interest Period shall extend beyond the Termination Date, and (C) in the case of Eurodollar Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall, subject to clause (A) above, end on the last Business Day of such calendar month.

                  "Investment", in any Person, means any loan or advance to such Person, any purchase or other acquisition of any capital stock, warrants, rights, options, obligations or other securities of such Person, or any capital contribution to such Person or any other similar investment in such Person.

                  "Issuing Lender" means NationsBank, in its capacity as issuer of any Letter of Credit, or such other Lender as to which the Borrowers may request and such Lender may agree.

                  "Joint Obligations" has the meaning given to such term in
         Section 11.17(h).

                  "Joint Venture" means any corporation, general or limited partnership or limited liability company or any other entity similar to the foregoing allowed to be formed under applicable law in which the Parent Company or any of its Subsidiaries is a shareholder, partner, member or owner which is not a Subsidiary of the Parent Company and is not consolidated with the Parent Company in accordance with GAAP.

                  "Lenders" means each of the Persons identified as a "Lender" on the signature pages hereto, and each Person which may become a Lender by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

                  "Letter of Credit" means the Existing Letters of Credit and any letter of credit issued by the Issuing Lender pursuant to the terms hereof, as such Letter of Credit may be amended, modified, extended, renewed or replaced from time to time.

                  "Letter of Credit Fee" has the meaning given to such term in
         Section 3.4(b).

                  "Leverage Ratio" means, for any period, the ratio of Consolidated Funded Debt as of the end of such period to Consolidated Adjusted EBITDA for such period.

                  "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

                  "Loan" or "Loans" means a Committed Revolving Loan, a Swingline Loan and/or a Competitive Loan, as appropriate.

                  "LOC Commitment" means the commitment of the Issuing Lender to issue Letters of Credit and with respect to each Lender, the commitment of such Lender to purchase participation interests in the Letters of Credit up to such Lender's LOC Committed Amount as specified in
         Schedule 2.1(a), as such amount may be reduced from time to time in accordance with the provisions hereof.

                  "LOC Commitment Percentage" means, for each Lender a fraction (expressed as a percentage) the numerator of which is the LOC Commitment of such Lender at such time and the denominator of which is the LOC Committed Amount at such time, provided that if the LOC Commitment Percentage of any Lender is to be determined after the LOC Committed Amount has been terminated, then the LOC Commitment Percentage of such Lender shall be determined immediately prior (and without giving effect) to such termination.

                  "LOC Committed Amount" means, collectively, the aggregate amount of all of the LOC Commitments of the Lenders to issue and participate in Letters of Credit as referenced in Section 2.2 and, individually, the amount of each Lender's LOC Commitment as specified in Schedule 2.1(a).

                  "LOC Documents" means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

                  "LOC Obligations" means, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

                  "Mandatory Borrowing" has the meaning given to such term in
         Section 2.2(e) and Section 2.3(b)(iii).

                  "Material Adverse Effect" means a material adverse effect on
         (i) the financial condition, operations or business of the Parent Company and its Subsidiaries taken as a whole, (ii) the ability of the Borrowers and the Guarantors taken as a whole to perform any material obligation under the Credit Documents or (iii) the material rights and remedies of the Agent and the Lenders under the Credit Documents.

                  "Material Environmental Amount" means any amount payable by the Parent Company or its Subsidiaries not subject to payment or reimbursement by another Person in respect of or under any Environmental Law for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof, that has a Material Adverse Effect.

                  "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

                  "Merger Agreement" means that certain Agreement and Plan of Merger, dated as of September 1, 1997, by and among the Parent Company, Old PHC and Doubletree.

                  "Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

                  "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "NationsBank" means NationsBank, N.A. and its successors and permitted assigns.

                  "Non-Excluded Taxes" has the meaning given to such term in
         Section 3.9(a).

                  "Non-Recourse Indebtedness" means Indebtedness with respect to which recourse for payment is limited to specific assets encumbered by a Lien securing such Indebtedness; provided, however, that personal recourse of a holder of Indebtedness against any obligor with respect thereto for fraud, misrepresentation, misapplication of cash, waste and other circumstances customarily excluded from non-recourse provisions in non-recourse financing of real estate shall not, by itself, prevent any Indebtedness from being characterized as Non-Recourse Indebtedness.

                  "Note" or "Notes" means the Committed Revolving Notes, the Swingline Note and/or the Competitive Notes, collectively, separately or individually, as appropriate.

                  "Notice of Borrowing" means the written notice of borrowing as referenced and defined in Section 2.1(b)(i) or Section 2.3(b)(i), as appropriate.

                  "Notice of Extension/Conversion" means the written notice of extension or conversion as referenced and defined in Section 3.2.

                  "Obligations" means, collectively, the Loans and LOC Obligations.

                  "Old PHC" has the meaning given to such term in the introductory paragraph hereof.

                  "PBGC" means the Pension Benefit Guaranty Corporation established under ERISA, and any successor thereto.

                  "Parent Company" has the meaning given to such term in the introductory paragraph hereof.

                  "Participation Interest" means the purchase by a Lender of a participation interest in Letters of Credit as provided in Section 2.2(c), in Swingline Loans as provided in Section 2.3(b)(iii) or in Committed Revolving Loans as provided in Section 3.12.

                  "Permitted Liens" means:

                                    (i) Liens (other than Liens created or
                  imposed by the PBGC under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

                                    (ii) statutory Liens of landlords and Liens
                  of carriers, warehousemen, mechanics, materialmen and suppliers and other liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts not yet due and payable or, if due and payable, are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

                                    (iii) Liens (other than Liens created or
                  imposed by the PBGC under ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, operating, reciprocal easement or similar agreements, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                                    (iv) Liens in connection with attachments or
                  judgments (including judgment or appeal bonds) in respect of which the Parent Company or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceeding;

                                    (v) easements, rights-of-way, restrictions
                  (including zoning restrictions and operating, reciprocal easement or similar agreements), and minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

                                    (vi) leases or subleases granted to others
                  not interfering in any material respect with the business of the Parent Company or any of its Subsidiaries;

                                    (vii) any interest or title of a lessor
                  (including Liens and underlying leases to which such lessor or its property may be subject) under, and Liens arising from Uniform Commercial Code financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement;

                                    (viii) Liens deemed to exist in connection
                  with Investments in repurchase agreements;

                                    (ix) normal and customary rights of setoff
                  upon deposits of cash in favor of banks or other depository institutions;

                                    (x) Liens on the equity interest in or
                  assets of any Subsidiary or Joint Venture that is not 100% owned directly or indirectly by the Parent Company; and

                                    (xi) Liens not otherwise permitted hereunder
                  securing amounts in an aggregate principal amount not to exceed 15% of Consolidated Assets (excluding from the calculation thereof the Consolidated Assets of any Person other than the Parent Company and its wholly-owned Subsidiaries) at any one time outstanding.

                  "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

                  "Plan" means any employee benefit plan as defined in Section 3(3) of ERISA which is not a Multiemployer Plan and in respect of which the Borrower or a Commonly Controlled Entity is an "employer" as defined in Section 3(5) of ERISA.

                  "Plan Reorganization" means with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

                  "Prime Rate" means the per annum rate of interest established and announced from time to time by the Agent at its principal office in Charlotte, North Carolina as its Prime Rate. Any change in the interest rate resulting from a change in the Prime Rate shall become effective as of 12:01 A.M. of the Business Day on which each change in the Prime Rate is announced by the Agent. The Prime Rate is a reference rate used by the Agent in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit to any debtor.

                  "Pro Forma Basis" means, with respect to any transaction, that such transaction shall be deemed to have occurred as of the first day of the four fiscal-quarter period ending as of the last day of the fiscal quarter most recently ended preceding the date of such transaction with respect to which the Agent has received annual or quarterly financial information, accompanied by an officer's certificate, in accordance with the provisions of Section 7.1. As used herein, "transaction" shall mean any merger or consolidation as referred to in Section 8.3(a) and 8.3(c) or any sale, transfer or other disposition as referred to in Section 8.3(b).

                  "Pro Rata Share" has the meaning given to such term in Section 11.17(h).

                  "Projections" has the meaning given to such term in Section 6.1(c).

                  "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "Qualified Stock" means any capital stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part on, or on or after, or is exchangeable for debt securities of the Parent Company or any of its Subsidiaries on or after, the first anniversary of the Termination Date.

                  "Quoted Rate" means, with respect to any Swingline Loan, the percentage rate per annum offered by the Swingline Lender, if available, and accepted by the Borrowers with respect to such Swingline Loan as provided in accordance with the provisions of Section 2.3.

                  "Regulation D, G, T, U, or X" means Regulation D, G, T, U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Reportable Event" means a "reportable event" as defined in
         Section 4043(b) of ERISA with respect to which the notice requirements to the PBGC have not been waived.

                  "Required Lenders" means Lenders holding in the aggregate more than fifty (50%) of the Commitments (other than with respect to the Letters of Credit and Swingline Loans), or if the aggregate Commitments have been terminated, Lenders in the aggregate holding more than fifty (50%) of the principal amount of Obligations then outstanding (provided that in the case of Swingline Loans, the amount of each Lender's funded participation interest in such Swingline Loans shall be considered for purposes hereof as if it were a direct loan and not a participation interest, and the aggregate amount of Swingline Loans owing to the Swingline Lender shall be considered for purposes hereof as reduced by the amount of such funded participation interests); provided, however, that if any Lender shall be a Defaulting Lender at such time then there shall be excluded from the determination of Required Lenders the amount of such Defaulting Lender's Commitments or Obligations, as appropriate.

                  "Requirements of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property or assets.

                  "Revolving Commitment" means, with respect to each Lender, the commitment of such Lender to make Committed Revolving Loans in an aggregate principal amount at any time outstanding up to such Lender's Revolving Committed Amount as specified in Schedule 2.1(a), as such amount may be increased or reduced from time to time in accordance with the provisions hereof.

                  "Revolving Commitment Percentage" means, for each Lender, a fraction (expressed as a percentage) the numerator of which is the Revolving Commitment of such Lender at such time and the denominator of which is the Revolving Committed Amount at such time, provided that if the Revolving Commitment Percentage of any Lender is to be determined after the Revolving Committed Amount has been terminated, then the Revolving Commitment Percentage of such Lender shall be determined immediately prior (and without giving effect) to such termination.

                  "Revolving Committed Amount" means, collectively, the aggregate amount of all of the Revolving Commitments as referenced in
         Section 2.1(a) and, individually, the amount of each Lender's Revolving Commitment as specified in Schedule 2.1(a).

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

                  "Single Employer Plan" means any Plan which is covered by Title IV of ERISA.

                  "Subject Properties" has the meaning given to such term in
         Section 6.16(a).

                  "Subsidiary" means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than 50% of the equity interest at any time and in which such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such partnership, association, joint venture or other entity, whether through the ownership of equity interests, by contract or otherwise and (c) any corporation, general or limited partnership or limited liability company in which such Person, or any of its Subsidiaries, is a shareholder, partner or member and which is consolidated with such Person in accordance with GAAP. Unless otherwise specified, any reference to a Subsidiary is intended as a reference to a Subsidiary of the Parent Company.

                  "Swingline Commitment" means the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount, and the commitment of the Lenders to purchase participation interests in the Swingline Loans up to such Lender's Revolving Commitment Percentage as provided in Section 2.3(b)(iii), as such amounts may be reduced from time to time in accordance with the provisions hereof.

                  "Swingline Committed Amount" means the amount of the Swingline Lender's Swingline Commitment as specified in Section 2.3(a).

                  "Swingline Lender" means NationsBank and its successors and its permitted assigns in such capacity.

                  "Swingline Loan" means a swingline revolving loan made by the Swingline Lender pursuant to the provisions of Section 2.3(a).

                  "Swingline Note" means the promissory note of the Borrowers in favor of the Swingline Lender evidencing the Swingline Loans provided pursuant to Section 2.3(d), as such promissory note may be amended, modified, supplemented, extended, renewed or replaced from time to time.

                  "Termination Date" has the meaning given to such term in
         Section 2.1(a).

                  "Tranche A Credit Agreement" means this Credit Agreement, as amended, modified, supplemented, extended, renewed or restated from time to time.

                  "Tranche B Credit Agreement" means that Tranche B Credit Agreement dated as of the date hereof among the Borrowers, the Guarantors, the lenders named therein and party thereto and NationsBank, N.A., as Agent, as amended, modified, supplemented, extended, renewed or restated from time to time.

                  "UCP" has the meaning given to such term in Section 2.2(g).

                  "Underfunding" means an excess of all accrued benefits under a Plan (based on those assumptions used to fund such Plan), determined as of the most recent annual valuation date, over the value of the assets of such Plan allocable to such accrued benefits.

                  "Unsecured Senior Debt Rating" means the debt rating provided by S&P and/or Moody's with respect to unsecured senior long term debt of the Parent Company and its consolidated Subsidiaries.

         1.2      COMPUTATION OF TIME PERIODS.

         For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

         1.3      ACCOUNTING TERMS.

         The financial statements to be furnished by the Parent Company pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Parent Company to the Agent); provided, that, except as otherwise specifically provided herein, all computations determining compliance with Section 7.11 shall utilize accounting principles and policies in conformity with those used to prepare the annual audited financial statements referenced in Sections 6.1(a) and (b).

         Notwithstanding the above, the parties hereto acknowledge and agree that, for purposes of all calculations made in determining compliance for any applicable period with the financial covenant set forth in Section 7.11(b) hereof (including without limitation for purposes of the definition of "Applicable Percentage" set forth in Section 1.1), the Borrowers shall have the option of calculating the portion of Consolidated Adjusted EBITDA attributable to an asset acquired within the four fiscal quarter period ending on the subject calculation date on a Pro Forma Basis.


                                    SECTION 2

                                CREDIT FACILITIES

         2.1      COMMITTED REVOLVING LOANS.

                  (a) Revolving Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make revolving credit loans ("Committed Revolving Loans") to the Borrowers from time to time from the Closing Date until December 19, 2002, or such later date if such date is extended pursuant to this Section 2.1(a) or such earlier date as the Revolving Commitments shall have been terminated as provided herein (the "Termination Date") for the purposes hereinafter set forth; provided, however, that (i) with regard to each Lender individually, the sum of such Lender's share of outstanding Committed Revolving Loans (other than Committed Revolving Loans made for the purpose of repaying Swingline

         Loans or Competitive Loans or reimbursing the Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) plus such Lender's LOC Commitment Percentage of LOC Obligations plus such Lender's Revolving Commitment Percentage of Swingline Loans shall not exceed such Lender's Revolving Committed Amount, and (ii) with regard to the Lenders collectively, the sum of the aggregate amount of outstanding Committed Revolving Loans (other than Committed Revolving Loans made for the purpose of repaying Swingline Loans or Competitive Loans or reimbursing the Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) plus the aggregate amount of LOC Obligations plus the aggregate amount of Swingline Loans plus the aggregate amount of Competitive Loans (other than Competitive Loans made for the purpose of repaying Committed Revolving Loans or Swingline Loans or reimbursing the Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) shall not exceed SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000) (as such aggregate maximum amount may be reduced from time to time, the "Revolving Committed Amount"). Committed Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrowers may request, and may be prepaid or repaid and reborrowed in accordance with the provisions hereof; provided, however, that no more than ten (10) Eurodollar Loans shall be outstanding hereunder at any time. For purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period. Either Borrower may, within ninety (90) days prior to December 19, 1998 and within ninety (90) days prior to each anniversary date thereafter (December 19, 1998 and each anniversary date thereof being referred to as an "Anniversary Date"), by notice to the Agent, make written request of the Lenders to extend the Termination Date for an additional period of one year. Each of the Lenders must consent to any such extension (subject to the Borrowers' right to terminate or replace the Commitments of non-consenting Lenders as set forth below). The Agent will give prompt notice to each of the Lenders of its receipt of any such request for extension of the Termination Date. Each Lender shall make a determination not later than thirty (30) days prior to the then applicable Anniversary Date as to whether or not it will agree to extend the Termination Date as requested; provided, however, that failure by any Lender to make a timely response to the Borrowers' request for extension of the Termination Date shall be deemed to constitute a refusal by the Lender to extend the Termination Date. If, in response to a request for an extension of the Termination Date, each of the Lenders agrees to the requested extension, then the Termination Date shall be extended for the requested additional period of one year. If, however, in response to a request for an extension of the Termination Date, one or more Lenders shall fail to agree to the requested extension (the "Disapproving Lenders"), then the Borrowers shall have the right (so long as all Disapproving Lenders are treated as described in either clauses (A) or (B) below) to either (A) replace each such Disapproving Lender with one or more Replacement Lenders pursuant to Section 3.15 so long as at the time of such replacement, each such Replacement Lender consents to the proposed extension of the Termination Date or (B) terminate such Disapproving Lender's Commitment (including its LOC Commitment to fund outstanding Letters of Credit) and repay all outstanding Loans of such Disapproving Lender in accordance with Sections 3.3(c) and 3.3(f), provided that, unless the Commitments terminated and Loans repaid pursuant to the preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent to any such increase), then in the case of any action pursuant to the preceding clause (B), subject to the following proviso, the Required Lenders (determined before giving effect to the proposed action) shall specifically consent to such termination of Commitment and repayment of Loans, provided further, notwithstanding the foregoing proviso, each of the Lenders (other than the Lender whose Commitment is being terminated) shall specifically consent to such termination of Commitment and repayment of Loans if the aggregate amount of Commitments terminated pursuant to this Section 2.1(a) (including the proposed termination) plus the aggregate amount of Commitments terminated pursuant to Section 3.17 plus the aggregate amount of Commitments terminated pursuant to Section 11.6(b) shall exceed $100,000,000. If, prior to the applicable Anniversary Date, the Borrowers either replace or terminate the Commitments of the Disapproving Lenders in accordance with the foregoing terms, then the Termination Date shall be extended for the requested additional period of one year. If, however, the Borrowers fail to either replace or terminate the Commitments of the Disapproving Lenders prior to the applicable Anniversary Date in accordance with the foregoing terms, then the Termination Date shall not be extended for the requested additional period of one year.

                  (b)      Committed Revolving Loan Borrowings.

                                    (i) Notice of Borrowing. The Borrowers shall
                  request a Committed Revolving Loan borrowing by written notice (or telephone notice promptly confirmed in writing) from either Borrower to the Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Committed Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. A form of Notice of Borrowing (a "Notice of Borrowing") is attached as Schedule 2.1(b)(i). If the Borrower giving such Notice of Borrowing shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of

                  Committed Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. Promptly upon receipt of each Notice of Borrowing, the Agent shall give notice to each Lender of the contents thereof and each such Lender's Revolving Commitment Percentage thereof.

                                    (ii) Minimum Amounts. Each Committed
                  Revolving Loan borrowing shall be in a minimum aggregate amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining available amount of the Revolving Commitment, if less, provided, however, that no Eurodollar Loan shall be permitted for a principal amount less than $5,000,000).

                                    (iii) Advances. Each Lender will make its
                  Revolving Commitment Percentage of each Committed Revolving Loan borrowing available to the Agent for the account of the Borrowers at the office of the Agent specified in Schedule 11.1, or at such other office as the Agent may designate in writing, by 10:00 A.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars (or by 1:00 P.M. (Charlotte, North Carolina time) on such date if the applicable Notice of Borrowing is received on the same date) and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrowers by the Agent by crediting the account of the Borrowers on the books of such office with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

                  (c) Repayment. The principal amount of all Committed Revolving Loans shall be due and payable in full on the Termination Date.

                  (d) Interest. Subject to the provisions of Section 3.1, Committed Revolving Loans shall bear interest at a per annum rate equal to:

                           (i) Base Rate Loans. During such periods as Committed
                  Revolving Loans shall be comprised of Base Rate Loans, the sum of the Base Rate plus the Applicable Percentage; and

                           (ii) Eurodollar Loans. During such periods as
                  Committed Revolving Loans shall be comprised of Eurodollar Loans, the sum of the Eurodollar Rate plus the Applicable Percentage.

         Interest on Committed Revolving Loans shall be payable in arrears on each Interest Payment Date.

                  (e) Committed Revolving Notes. The Committed Revolving Loans made by each Lender shall be evidenced by a duly executed promissory note of the Borrowers to each Lender substantially in the form of
         Schedule 2.1(e).

                  (f) Increase in Revolving Commitments. Subject to the terms and conditions set forth herein, the Borrowers shall have the right, at any time and from time to time from the Closing Date until the Termination Date, to increase the Revolving Committed Amount by an amount up to $200,000,000 in the aggregate. The following terms and conditions shall apply to any such increase: (i) any such increase shall be obtained from existing Lenders or from other banks or other financial institutions, in each case in accordance with the terms set forth below, (ii) the Revolving Commitment of any Lender may not be increased without the prior written consent of such Lender, (iii) any increase in the aggregate Revolving Committed Amount shall be in a minimum principal amount of $10,000,000 and integral multiples of $1,000,000 in excess thereof, (iv) Schedule 2.1(a) shall be amended to reflect the revised Revolving Commitments and Revolving Commitment Percentages, (v) the Borrowers shall execute Committed Revolving Notes as are necessary to reflect the increase in the Revolving Commitments,
         (vi) if any Committed Revolving Loans are outstanding at the time of any such increase, the Borrowers shall make such payments and adjustments on the Committed Revolving Loans (including payment of any break-funding amount owing under Section 3.10) as necessary to give effect to the revised commitment percentages and outstandings of the Lenders, and (vii) the conditions to Extensions of Credit in Section 5.2(b) and (c) shall be true and correct. The amount of any increase in the Revolving Committed Amount hereunder shall be offered first to the existing Lenders, and in the event the additional commitments which existing Lenders are willing to take shall exceed the amount requested by the Borrowers, such excess shall be allocated in proportion to the commitments of such existing Lenders willing to take additional commitments. If the amount of the additional commitments requested by the Borrowers shall exceed the additional commitments which the existing Lenders are willing to take, then the Borrowers may invite other banks and financial institutions reasonably acceptable to the Agent to join this Tranche A Credit Agreement as Lenders hereunder for the portion of commitments not taken by existing Lenders, provided that such other banks and financial institutions shall constitute "Eligible Assignees" and, in any such case, such other banks and financial institutions shall enter into such joinder agreements to give effect thereto as the Agent and the Borrowers may reasonably request.

         2.2      LETTER OF CREDIT SUBFACILITY.

                  (a) Issuance. Subject to the terms and conditions hereof, the Issuing Lender shall issue, and the Lenders shall participate in, Letters of Credit for the account of the Borrowers, the Parent Company or any of its Subsidiaries from time to time upon request from the Closing Date until the Termination Date in a form customarily used by the Issuing Lender or in such other form reasonably acceptable to the Issuing Lender and delivered to the Issuing Lender and the Agent; provided, however, that (i) the aggregate amount of LOC Obligations shall not at any time exceed ONE HUNDRED MILLION DOLLARS ($100,000,000) (the "LOC Committed Amount"), (ii) the sum of the aggregate amount of Committed Revolving Loans (other than Committed Revolving Loans made for the purpose of repaying Swingline Loans or Competitive Loans or reimbursing the Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) plus the aggregate amount of LOC Obligations plus the aggregate amount of Swingline Loans plus the aggregate amount of Competitive Loans (other than Competitive Loans made for the purpose of repaying Committed Revolving Loans or Swingline Loans or reimbursing the Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) shall not at any time exceed the aggregate Revolving Committed Amount,
         (iii) any Letter of Credit shall be issued in the ordinary course of the business of the Parent Company and its Subsidiaries and (iv) all Letters of Credit shall be denominated in U.S. Dollars. Except as otherwise expressly agreed upon by all the Lenders, no Letter of Credit shall have an original expiry date more than one year from the date of issuance; provided, however, so long as no Default or Event of Default has occurred and is continuing and subject to the other terms and conditions to the issuance of Letters of Credit hereunder, the expiry dates of Letters of Credit may be extended annually for an additional one year period; provided, further, that no Letter of Credit, as originally issued or as extended, shall have an expiry date extending beyond the Termination Date unless, but only to the extent that, the Borrowers shall provide cash collateral to the Issuing Lender on the date of issuance or extension in an amount equal to the maximum amount available to be drawn under such Letter of Credit. The issuance and expiry date of each Letter of Credit shall be a Business Day.

                  (b) Notice and Reports. The request for the issuance of a Letter of Credit shall be submitted by either Borrower to the Issuing Lender with a copy to the Agent at least three (3) Business Days prior to the requested date of issuance. The Issuing Lender will, at least quarterly and more frequently upon request, provide to the Agent for dissemination to the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the account party, the beneficiary, the face amount, and expiry date, as well as any payments or expirations which may have occurred. The Issuing Lender will further provide to the Agent promptly upon request copies of the Letters of Credit. The Issuing Lender will provide to the Agent at least weekly, and more frequently upon request, a summary report of the nature and extent of LOC Obligations then outstanding. Lenders may obtain copies of any such reports from the Agent upon request.

                  (c) Participations. Each Lender, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its LOC Commitment Percentage of the obligations under such Letter of Credit and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its LOC Commitment Percentage of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each such Lender shall pay to the Issuing Lender its LOC Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event; provided, however, that a Lender shall not be obligated to reimburse the Issuing Lender for any wrongful payment made by such Issuing Lender as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Issuing Lender. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrowers to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

                  (d) Reimbursement. In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Borrowers and the Agent. Unless the Borrowers shall immediately notify the Issuing Lender of its intent to otherwise reimburse the Issuing Lender, the Borrowers shall be deemed to have requested a Committed Revolving Loan in the amount of the drawing as provided in subsection (e) hereof, the proceeds of which will be used to satisfy the reimbursement obligations. The Borrowers shall reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Committed Revolving Loan obtained hereunder or otherwise) in same day funds as provided herein. If the Borrowers shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Base Rate plus two percent (2%). The Borrowers' reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment either Borrower may claim or have against the Issuing Lender, the Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including, without limitation, any defense based on any failure of the Borrowers to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit; provided, however, that the Borrowers shall not be obligated to reimburse the Issuing Lender for any wrongful payment made by such Issuing Lender under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Issuing Lender. The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and, subject to the proviso in subsection (c) immediately above, each Lender shall promptly pay (in accordance with subsection (e) immediately below) to the Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's LOC Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time), otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full following such request in accordance with the preceding sentence, such Lender shall, on demand, pay to the Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance other than the gross negligence or willful misconduct of the Issuing Lender and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the Credit Party Obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) Repayment with Committed Revolving Loans. On any day on which the Borrowers shall have requested, or been deemed to have requested, a Committed Revolving Loan borrowing to reimburse a drawing under a Letter of Credit, the Agent shall give notice to the Lenders that a Committed Revolving Loan has been requested or deemed requested in connection with a drawing under a Letter of Credit, in which case a Committed Revolving Loan borrowing comprised solely of Base Rate Loans (each such borrowing, a "Mandatory Borrowing") shall be immediately made from all Lenders (without giving effect to any termination of the Commitments pursuant to Section 9.2) pro rata based on each Lender's respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 9.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Lender hereby irrevocably agrees to make such Committed Revolving Loans promptly upon any such request or deemed request on account of each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date (or the next Business Day if such notice is received after 2:00 P.M. (Charlotte, North Carolina time)) notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the minimum amount for borrowings of Committed Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure of any such request or deemed request for a Committed Revolving Loan to be made by the time otherwise required in Section 2.1(b), (v) the date of such Mandatory Borrowing (provided that such date must be a Business Day occurring prior to the Termination Date), or (vi) any reduction in the Revolving Committed Amount after any such Letter of Credit may have been drawn upon; provided, however, that in the event any such Mandatory Borrowing should be less than the minimum amount for borrowings of Committed Revolving Loans otherwise provided in Section 2.1(b)(ii), the Borrowers shall pay to the Agent for its own account an administrative fee of $500. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to either Borrower), then each such Lender hereby agrees that it shall forthwith fund (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrowers on or after such date and prior to such purchase) its Participation Interest in the outstanding LOC Obligations; provided, further, that in the event any Lender shall fail to fund its Participation Interest on the day the Mandatory Borrowing would otherwise have occurred, then the amount of such Lender's unfunded Participation Interest therein shall bear interest payable to the Issuing Lender upon demand, at the rate equal to, if paid within two (2) Business Days of such date, the Federal Funds Rate, and thereafter at a rate equal to the Base Rate.

                  (f) Modification, Extension. The issuance of any supplement, modification, amendment, renewal, or extension to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

                  (g) Uniform Customs and Practices. The Issuing Lender may have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the UCP may be incorporated therein and deemed in all respects to be a part thereof.

         2.3      SWINGLINE LOAN SUBFACILITY.

                  (a) Swingline Commitment. Subject to the terms and conditions of this Section 2.3 and in reliance upon the representations and warranties set forth herein, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans to the Borrowers (each a "Swingline Loan" and, collectively, the "Swingline Loans") from time to time from the Closing Date until the Termination Date for the purposes hereinafter set forth; provided, however, (i) the aggregate amount of Swingline Loans outstanding at any time shall not exceed THIRTY FIVE MILLION DOLLARS ($35,000,000) (the "Swingline Committed Amount"), and (ii) the sum of the aggregate amount of Committed Revolving Loans (other than Committed Revolving Loans made for the purpose of repaying Swingline Loans or Competitive Loans or reimbursing the Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) plus the aggregate amount of LOC Obligations plus the aggregate amount of Swingline Loans plus the aggregate amount of Competitive Loans (other than Competitive Loans made for the purpose of repaying Committed Revolving Loans or Swingline Loans or reimbursing the Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) shall not exceed the aggregate Revolving Committed Amount. Swingline Loans hereunder shall be made as Base Rate Loans or may be requested to bear interest at the Quoted Rate, as the Borrower may elect in accordance with the provisions of this

         Section 2.3. Swingline Loans may be prepaid or repaid and reborrowed in accordance with the provisions hereof.

                           (b)      Swingline Loan Borrowings.

                                    (i) Notice of Borrowing and Disbursement.
                  Either Borrower shall request a Swingline Loan borrowing by written notice (or telephone notice promptly confirmed in writing) to the Swingline Lender and the Agent not later than 12:00 Noon (Charlotte, North Carolina time) on the Business Day of the requested Swingline Loan borrowing. Each such request for borrowing shall be irrevocable and shall specify
                  (A) that a Swingline Loan borrowing is requested, (B) the date of the requested Swingline Loan borrowing (which shall be a Business Day) and (C) the aggregate principal amount of the Swingline Loan borrowing requested. A form of Notice of Borrowing is attached as Schedule 2.1(b)(i). Each Swingline Loan shall bear interest at the Base Rate or at the Quoted Rate as either Borrower shall request in such notice provided such rate is available. The Swingline Lender will make each Swingline Loan borrowing available to the Agent for the account of the Borrowers at the office of the Agent specified in Schedule 11.1, or at such other office as the Agent may designate in writing, by 1:30 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrowers by the Agent by crediting the account of the Borrowers on the books of such office with the amount of such borrowing as made available to the Agent by the Swingline Lender and in like funds as received by the Agent.

                                    (ii) Minimum Amounts. Each Swingline Loan
                  borrowing shall be in a minimum principal amount of $250,000 and integral multiples of $100,000 in excess thereof.

                                    (iii) Repayment of Swingline Loans. Each
                  Swingline Loan borrowing shall be due and payable on the earliest of (A) 30 days from the date of borrowing thereof,
                  (B) the date of the next Committed Revolving Loan borrowing, if sooner, or (C) the Termination Date. If, and to the extent, any Swingline Loans shall be outstanding on the date of any Committed Revolving Loan borrowing (other than an extension or a conversion of such Committed Revolving Loan), such Swingline Loans shall first be repaid from the proceeds of such Committed Revolving Loan borrowing prior to disbursement to the Borrowers. If, and to the extent, Committed Revolving Loans or Competitive Loans are not requested prior to the Termination Date or the end of any such 30 day period from the date of any such Swingline Loan borrowing, or the date of the next extension or conversion of a Committed Revolving Loan after any such Swingline Loan borrowing, the Borrowers shall be deemed to have requested a Committed Revolving Loan comprised entirely of Base Rate Loans in the amount of such Swingline Loan borrowing then outstanding, the proceeds of which shall be used to repay the Swingline Lender for such Swingline Loan. In addition, the Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrowers and the Agent, demand repayment of its Swingline Loans by way of a Committed Revolving Loan borrowing, in which case the Borrowers shall be deemed to have requested a Committed Revolving Loan borrowing comprised entirely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that any such demand shall be deemed to have been given one Business Day prior to the Termination Date and upon the occurrence of any Event of Default described in Section 9.1(f) and also upon acceleration of the Credit Party Obligations hereunder, whether on account of an Event of Default described in Section 9.1(f) or any other Event of Default, and the exercise of remedies in accordance with the provisions of Section 9.2 hereof (each such Committed Revolving Loan borrowing made on account of any such deemed request therefor as provided herein being hereinafter referred to as a "Mandatory Borrowing"). Each Lender hereby irrevocably agrees to make such Committed Revolving Loans promptly upon any such request or deemed request on account of each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date (or the next Business Day if such notice is received after 2:00 P.M. (Charlotte, North Carolina time)) notwithstanding (I) the amount of Mandatory Borrowing may not comply with the minimum amount for borrowings of Committed Revolving Loans otherwise required hereunder, (II) whether any conditions specified in
                  Section 5.2 are then satisfied, (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for Committed Revolving Loan to be made by the time otherwise required in Section 2.1(b)(i), (V) the date of such Mandatory Borrowing (provided that such date must be a Business Day occurring prior to the Termination Date), or (VI) any reduction in the Revolving Committed Amount or termination of the Commitments relating thereto immediately prior to such Mandatory Borrowing or contemporaneous therewith. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to either Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrowers on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 9.2), provided that (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is purchased, and (B) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender interest on the principal amount of participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate equal to, if paid within two (2) Business Days of the date of the Mandatory Borrowing, the Federal Funds Rate, and thereafter at a rate equal to the Base Rate.

                  (c) Interest on Swingline Loans. Subject to the provisions of
         Section 3.1, Swingline Loans shall bear interest at a per annum rate equal to the Base Rate or the Quoted Rate. Interest on Swingline Loans shall be payable in arrears on each Interest Payment Date.

                  (d) Swingline Note. The Swingline Loans shall be evidenced by a duly executed promissory note of the Borrowers to the Swingline Lender in the original amount of the Swingline Committed Amount and substantially in the form of Schedule 2.3(d).

         2.4      COMPETITIVE LOAN SUBFACILITY.

                  (a) Competitive Loans. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, the Borrowers may, from time to time from the Closing Date until the Termination Date, request and each Lender may, in its sole discretion, agree to make, loans to the Borrowers ("Competitive Loans"); provided, however, (i) the aggregate amount of Competitive Loans shall not at any time exceed the Revolving Committed Amount (the "Competitive Loan Maximum Amount"), and (ii) the sum of the aggregate amount of Committed Revolving Loans (other than Committed Revolving Loans made for the purpose of repaying Swingline Loans or Competitive Loans or reimbursing the Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) plus the aggregate amount of LOC Obligations plus the aggregate amount of Swingline Loans plus the aggregate amount of Competitive Loans (other than Competitive Loans made for the purpose of repaying Committed Revolving Loans or Swingline Loans or reimbursing the Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) shall not at any time exceed the aggregate Revolving Committed Amount. Each Competitive Loan shall be not less than $5,000,000 in the aggregate and integral multiples of $1,000,000 in excess thereof (or the remaining available portion of the Competitive Loan Maximum Amount, if less). Competitive Loans may be repaid and reborrowed in accordance with the provisions hereof.

                  (b) Competitive Bid Requests. The Borrowers may solicit Competitive Bids by delivery of a Competitive Bid Request substantially in the form of Schedule 2.4(b)-1 to the Agent by 12:00 Noon (Charlotte, North Carolina time) on a Business Day not less than two (2) nor more than ten (10) Business Days prior to the date of a requested Competitive Loan borrowing. A Competitive Bid Request shall specify (i) the date of the requested Competitive Loan borrowing (which shall be a Business Day), (ii) the amount of the requested Competitive Loan borrowing and (iii) the applicable Interest Periods requested and shall be accompanied by payment of the Competitive Bid Request Fee, if any. The Agent shall promptly notify the Lenders of its receipt of a Competitive Bid Request and the contents thereof and invite the Lenders to submit Competitive Bids in response thereto. A form of such notice is provided in Schedule 2.4(b)-2. No more than ten (10) Competitive Bid Requests (e.g., the Borrowers may request Competitive Bids for no more than ten (10) different Interest Periods at a time) shall be submitted at any one time and Competitive Bid Requests may be made no more frequently than once every ten (10) Business Days.

                  (c) Competitive Bid Procedure. Each Lender may, in its sole discretion, make one or more Competitive Bids to the Borrowers in response to a Competitive Bid Request. Each Competitive Bid must be received by the Agent not later than 10:00 A.M. (Charlotte, North Carolina time) on the proposed date of a Competitive Loan borrowing; provided, however, that should the Agent, in its capacity as a Lender, desire to submit a Competitive Bid it shall notify the Borrowers of its Competitive Bid and the terms thereof not later than 9:30 A.M. (Charlotte, North Carolina time) on the proposed date of a Competitive Loan borrowing. A Lender may offer to make all or part of the requested Competitive Loan borrowing and may submit multiple Competitive Bids in response to a Competitive Bid Request. The Competitive Bid shall specify (i) the particular Competitive Bid Request as to which the Competitive Bid is submitted, (ii) the minimum (which shall be not less than $1,000,000 and integral multiples of $500,000 in excess thereof) and maximum principal amounts of the requested Competitive Loan or Loans as to which the Lender is willing to make, and (iii) the applicable interest rate or rates and Interest Period or Periods therefor. A form of such Competitive Bid is provided in Schedule 2.4(c). A Competitive Bid submitted by a Lender in accordance with the provisions hereof shall be irrevocable (absent manifest error). The Agent shall promptly notify the Borrowers of all Competitive Bids made and the terms thereof. The Agent shall send a copy of each of the Competitive Bids to the Borrowers for their records as soon as practicable.

                  (d) Acceptance of Competitive Bids. Either Borrower may, in its sole and absolute discretion, subject only to the provisions of this subsection (d), accept or refuse any Competitive Bid offered to it. To accept a Competitive Bid, either Borrower shall give written notification in the form of Schedule 2.4(d) hereto (or telephone notice promptly confirmed in writing) of its acceptance of any or all such Competitive Bids to the Agent by 11:00 A.M. (Charlotte, North Carolina time) on the proposed date of a Competitive Loan advance; provided, however, (i) the failure by the Borrowers to give timely notice of their acceptance of a Competitive Bid shall be deemed to be a refusal thereof, (ii) the Borrowers may accept Competitive Bids only in ascending order of rates, (iii) the aggregate amount of Competitive Bids accepted by the Borrowers shall not exceed the principal amount specified in the Competitive Bid Request, (iv) the Borrowers may accept a portion of a Competitive Bid in the event, and to the extent, acceptance of the entire amount thereof would cause the Borrowers to exceed the principal amount specified in the Competitive Bid Request, subject however to the minimum amounts provided herein (and provided that where two or more such Lenders may submit such a Competitive Bid at the same such Competitive Bid Rate, then pro rata between or among such Lenders) and (v) no bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof, except that where a portion of a Competitive Bid is accepted in accordance with the provisions of subsection (iv) hereof, then in a minimum principal amount of $100,000 and integral multiples thereof (but not in any event less than the minimum amount specified in the Competitive
         Bid), and in calculating the pro rata allocation of acceptances of portions of multiple bids at a particular Competitive Bid Rate pursuant to subsection (iv) hereof, the amounts shall be rounded to integral multiples of $100,000 in a manner which shall be in the discretion of the Borrowers. A notice of acceptance of a Competitive Bid given by the Borrowers in accordance with the provisions hereof shall be irrevocable. The Agent shall, not later than 12:00 Noon (Charlotte, North Carolina time) on the proposed date of a Competitive Loan borrowing, notify each bidding Lender whether or not its Competitive Bid has been accepted (and if so, in what amount and at what Competitive Bid Rate), and each successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Loan in respect of which its bid has been accepted.

                  (e) Funding of Competitive Loans. Each Lender which is to make a Competitive Loan shall make its Competitive Loan borrowing available to the Agent for the account of the Borrowers at the office of the Agent specified in Schedule 11.1, or at such other office as the Agent may designate in writing, by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the Competitive Bid Request in Dollars and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrowers by crediting the account of the Borrowers on the books of such office with the aggregate of the amount made available to the Agent by the Competitive Loan Lenders and in like funds as received by the Agent.

                  (f) Maturity of Competitive Loans. Each Competitive Loan shall mature and be due and payable in full on the last day of the Interest Period applicable thereto. Unless the Borrowers shall give notice to the Agent otherwise, the Borrowers shall be deemed to have requested a Committed Revolving Loan borrowing in the amount of the maturing Competitive Loan, the proceeds of which will be used to repay such Competitive Loan.

                  (g) Interest on Competitive Loans. Subject to the provisions of Section 3.1, Competitive Loans shall bear interest in each case at the Competitive Bid Rate applicable thereto. Interest on Competitive Loans shall be payable in arrears on each Interest Payment Date.

                  (h) Competitive Loan Notes. The Competitive Loans shall be evidenced by a duly executed promissory note of the Borrowers to each Lender in an original principal amount equal to the Competitive Loan Maximum Amount and substantially in the form of Schedule 2.4(h).


                                    SECTION 3

                 OTHER PROVISIONS RELATING TO CREDIT FACILITIES

         3.1      DEFAULT RATE.

         Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then 2% greater than the Base Rate).

         3.2      EXTENSION AND CONVERSION.

         The Borrowers shall have the option, on any Business Day, to extend existing Committed Revolving Loans into a subsequent permissible Interest Period or to convert Committed Revolving Loans of one type into Committed Revolving Loans of another type; provided, however, that (a) except as provided in Section 3.7, Eurodollar Loans may be converted into Base Rate Loans only on the last day of the Interest Period applicable thereto, (b) Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if no Default or Event of Default is in existence on the date of extension or conversion, (c) Loans extended as, or converted into, Eurodollar Loans shall be subject to the terms of the definition of "Interest Period" set forth in Section 1.1 and shall be in such minimum amounts as provided in Section 2.1(b)(ii), (d) no more than ten (10) separate Eurodollar Loans shall be outstanding hereunder at any one time and (e) any request for extension or conversion of a Eurodollar Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month. Swingline Loans and Competitive Loans may not be extended or converted pursuant to this Section 3.2. Each such extension or conversion shall be effected by either Borrower by giving a notice (a "Notice of Extension/Conversion") in the form of Schedule 3.2 (or telephone notice promptly confirmed in writing) to the Agent prior to 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of, in the case of the conversion of a Eurodollar Loan into a Base Rate Loan, and on the third Business Day prior to, in the case of the extension of a Eurodollar Loan as, or conversion of a Base Rate Loan into, a Eurodollar Loan, the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Committed Revolving Loans to be so extended or converted, the types of Committed Revolving Loans into which such Committed Revolving Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Multiple Eurodollar Loans with Interest Periods ending on the same date may be combined and extended as one Eurodollar Loan, and a single Eurodollar Loan may be extended as multiple Eurodollar Loans. Each request for extension of, or conversion into, Eurodollar Loans, shall constitute a representation and warranty by the Borrowers of the matters specified in Section 5.2(b) and (c). In the event the Borrowers fail to request extension or conversion of any Eurodollar Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then such Loans shall be automatically converted into Base Rate Loans at the end of their Interest Period. The Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

         3.3      REDUCTIONS IN COMMITMENTS AND PREPAYMENTS.

                  (a) Voluntary Reduction of Commitments. The Borrowers may from time to time permanently reduce the Revolving Committed Amount, the LOC Committed Amount and/or the Swingline Committed Amount in whole or in part (in each such case in a minimum aggregate amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof) upon three (3) Business Days' prior written notice to the Agent by either Borrower and, in the case of a reduction of the LOC Committed Amount or the Swingline Committed Amount, also to the Issuing Lenders or the Swingline Lender, as appropriate.

                  (b) Allocation of Commitment Reductions. A reduction of the Revolving Committed Amount pursuant to clause (a) of this Section 3.3 shall not effect a reduction in the LOC Committed Amount or the Swingline Committed Amount (unless so elected by the Borrowers in their sole discretion) until the Revolving Committed Amount has been reduced to an amount equal to the sum of the LOC Committed Amount and the Swingline Committed Amount and then only in the amounts determined by the Borrowers in their sole discretion. In the event the Revolving Committed Amount has been reduced to an amount that is less than the sum of the LOC Committed Amount and the Swingline Committed Amount and the Borrowers fail to direct the application of such deficiency to the LOC Committed Amount and/or the Swingline Committed Amount, the amount of such deficiency shall be deemed a reduction first of the Swingline Committed Amount and then a reduction of the LOC Committed Amount.

                  (c) Termination of Individual Lender Commitment. In the event any Lender becomes a Defaulting Lender, becomes a Disapproving Lender or delivers a notice to the Borrowers pursuant to Section 3.5 or 3.8 or in the event of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in Section 11.6(b), the Borrowers shall have the right, upon three (3) Business Days' prior written notice to the Agent, to terminate the Commitments of such Lender in accordance with the terms of Section 2.1(a), 3.17 or 11.6(b), as the case may be. At such time as any such termination shall become effective in accordance with the terms hereof, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnifications under this Agreement which shall survive as to such repaid Lender.

                  (d) Voluntary Prepayments. The Borrowers shall have the right to prepay Loans in whole or in part from time to time without premium or penalty; provided, however, that (i) Competitive Loans and Committed Revolving Loans which are Eurodollar Loans may only be prepaid on three Business Days' prior written notice to the Agent by either Borrower and any prepayment of such Competitive Loans or Eurodollar Loans will be subject to Section 3.10; and (ii) each such partial prepayment of Loans shall be (A) in the minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof for all Competitive Loans and Committed Revolving Loans and (B) in the minimum principal amount of $250,000 and integral multiples of $100,000 in excess thereof for Swingline Loans.

                  (e) Mandatory Prepayments. If at any time (i) the sum of the aggregate amount of outstanding Committed Revolving Loans (other than Committed Revolving Loans made for the purpose of repaying Swingline Loans or Competitive Loans or reimbursing the Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) plus the aggregate amount of LOC Obligations plus the aggregate amount of Swingline Loans plus the aggregate amount of Competitive Loans (other than Competitive Loans made for the purpose of repaying Committed Revolving Loans or Swingline Loans or reimbursing the Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) shall exceed the aggregate Revolving Committed Amount, (ii) the aggregate amount of LOC Obligations shall exceed the aggregate LOC Committed Amount, (iii) the aggregate amount of Swingline Loans shall exceed the Swingline Committed Amount, or (iv) the aggregate amount of Competitive Loans shall exceed the Competitive Loan Maximum Amount, the Borrowers shall immediately make payment on the Loans or in respect of the LOC Obligations in an amount sufficient to eliminate such excess. In the case of a mandatory prepayment required on account of subsection
         (ii), (iii) or (iv), the amount required to be prepaid hereunder shall serve to temporarily reduce the Revolving Committed Amount (for purposes of borrowing availability hereunder, but not for purposes of computation of fees) by the amount of the payment required until such time as the situation described in subsection (ii), (iii) or (iv) shall no longer exist. Payments required to be made hereunder shall be applied first to Committed Revolving Loans, Swingline Loans or Competitive Loans, as appropriate, and then to a cash collateral account in respect of the LOC Obligations, and with respect to the types of Loans, first to Base Rate Loans and then to Eurodollar Loans in direct order of their Interest Period maturities. To the extent that the Borrowers are required to make a mandatory prepayment of the Loans which is required to be applied to Competitive Loans or to Committed Revolving Loans which are Eurodollar Loans (following the operation of the immediately preceding sentence) on a date other than the last day of an

         Interest Period applicable thereto, at the option of the Borrowers, the Agent shall hold the amount of such prepayment in an account in the Agent's sole dominion and control. The Agent shall invest the amounts held by it in such account as directed by the Borrowers. On the last day of the Interest Period relating to the next-maturing Competitive Loans or to Committed Revolving Loans which are Eurodollar Loans, as appropriate, the Agent shall apply the amounts held by it in such account to the prepayment of such maturing Loan and the Agent shall notify the Borrowers of the application of such amounts. Upon the direction of the Borrowers, the Agent shall apply any earnings on amounts held in such account to the payment of accrued interest on such Loans or shall release such earnings to the Borrowers.

                  (f) Prepayment of Loans of Individual Lender. In the event any Lender becomes a Defaulting Lender, becomes a Disapproving Lender or delivers a notice to the Borrowers pursuant to Section 3.5 or 3.8 or in the event of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in Section 11.6(b), the Borrowers shall have the right, upon three (3) Business Days' prior written notice to the Agent, to repay all Loans, together with accrued and unpaid interest, fees and all other amounts owing to such Lender, and cause all Letters of Credit issued by such Lender to be replaced or fully collateralized with cash or a letter of credit, each in accordance with the terms of Section 2.1(a), 3.17 or 11.6(b), as the case may be.

                  (g) Notice. Either Borrower will provide notice to the Agent of any prepayment by 11:00 A.M. (Charlotte, North Carolina time) on the day prior to the date of prepayment. Amounts paid on the Loans under subsection (d) hereof may be reborrowed in accordance with the provisions hereof.

         3.4      FEES.

                  (a) Commitment Fee. In consideration of the Commitments by the Lenders hereunder, the Borrowers agrees to pay to the Agent for the ratable benefit of the Lenders a commitment fee (the "Commitment Fee") equal to the Applicable Percentage per annum on the aggregate Revolving Committed Amount in effect from time to time for the applicable period. The Commitment Fee shall accrue from the date hereof and shall be payable quarterly in arrears on the 15th day following the end of each calendar quarter and on the Termination Date.

                  (b) Letter of Credit Fee. In consideration of the issuance or maintenance of Letters of Credit hereunder, the Borrowers agree to pay to the Issuing Lender for the ratable benefit of the Lenders a fee (the "Letter of Credit Fee") equal to the Applicable Percentage per annum on the average daily maximum amount available to be drawn under each such Letter of Credit from the date of issuance (or, in the case of Existing Letters of Credit, from the Closing Date) to and including the date of expiration. The

         Issuing Lender shall promptly pay such Letter of Credit Fee to the Agent for the benefit of and payment to the Lenders (including the Issuing Lender). In addition, the Borrowers shall pay to the Issuing Lender, for its own account without sharing by the other Lenders, one-eighth of one percent (1/8%) per annum thereon. The Letter of Credit Fees hereunder shall be payable quarterly in arrears on the 15th day following the end of each calendar quarter and on the Termination Date.

                  (c) Administrative Fees. The Borrowers agrees to pay to the Agent, for its own account, the administrative and other fees referred to in the Agent's Fee Letter (the "Agent's Fees").

                  (d) Competitive Bid Request Fee. The Borrowers shall make payment to the Agent of the applicable Competitive Bid Request Fee, if any, concurrently with delivery of such Competitive Bid Request (whether or not any Competitive Bid is offered by a Lender, accepted by the Borrowers or extended by the offering Lender pursuant thereto).

         3.5      CAPITAL ADEQUACY.

         If, after the date hereof, any Lender has determined that the adoption after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change therein after the date hereof, or any change in the interpretation or administration thereof after the date hereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender with any request or directive arising after the date hereof regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or will have the effect of reducing the rate of return on such Lender's or its parent company's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender or its parent company could have achieved but for such adoption or change (taking into consideration such Lender's policies with respect to capital adequacy), then, upon notice from such Lender, the Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender and its parent company for such reduction; provided, however, that a Lender shall not be entitled to avail itself of the benefit of this Section 3.5 to the extent that any such reduction in return was incurred more than ninety (90) days prior to the time it gives notice to the Borrowers of the relevant circumstances. In determining the additional amount payable under this Section 3.5, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided, that such Lender's determination of compensation owing under this Section 3.5 shall, absent manifest error, be final and conclusive and binding on all parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 3.5, will give prompt written notice thereof to the Borrowers, through the Agent, which notice shall show the basis for calculation of such additional amounts.





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

         3.6      INABILITY TO DETERMINE INTEREST RATE.

         If prior to the first day of any Interest Period, the Agent shall have determined (which determination shall be conclusive and binding upon the Borrowers absent manifest error) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, the Agent shall give telecopy or telephonic notice thereof to the Borrowers and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans and (y) any Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans. Until such notice has been withdrawn by the Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrowers have the right to convert Base Rate Loans to Eurodollar Loans. This Section 3.6 shall not apply to Competitive Loans or Swingline Loans.

         3.7      ILLEGALITY.

         Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Credit Agreement, (a) such Lender shall promptly give written notice of such circumstances to the Borrowers and the Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans, such Lender shall then have a commitment only to make a Base Rate Loan when a Eurodollar Loan is requested and (c) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrowers shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.10. Notwithstanding the foregoing, to the extent a circumstance described above relates to a Eurodollar Loan then being requested by the Borrowers pursuant to a Notice of Borrowing or a Notice of Conversion, the Borrowers shall have the option to rescind such Notice of Borrowing or Notice of Conversion as to all Lenders by either Borrower giving notice (in writing or by telephone confirmed in writing) to the Agent of such rescission on the date on which the Lender affected by such circumstances gives notice thereof as described above. This
Section 3.7 shall not apply to Competitive Loans or Swingline Loans.

         3.8      REQUIREMENTS OF LAW.

         If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender):

                  (i) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit or any Eurodollar Loans made by it or its obligation to make Eurodollar Loans, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes) covered by Section 3.9 (including Non-Excluded Taxes imposed solely by reason of any failure of such Lender to comply with its obligations under Section 3.9(b)) and Excluded Taxes;

                  (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                  (iii) shall impose on such Lender any other condition (excluding any tax of any kind) whatsoever;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrowers from such Lender, through the Agent, in accordance herewith, the Borrowers shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable, provided that, in any such case, the Borrowers may elect to convert the Eurodollar Loans made by such Lender hereunder to Base Rate Loans by either Borrower giving the Agent at least one Business Day's notice of such election, in which case the Borrowers shall promptly pay to such Lender, upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 3.10; provided, further, however, that a Lender shall not be entitled to avail itself of the benefit of this Section 3.8 to the extent that any such additional amounts were incurred more than ninety (90) days prior to the time it gives notice to the Borrowers as provided in the next sentence. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall provide prompt notice thereof to the Borrowers, through the Agent, certifying (x) that one of the events described in this Section has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Agent, to the Borrowers shall be conclusive in the absence of manifest error. This Section 3.8 shall not apply to Competitive Loans or Swingline Loans.

         3.9      TAXES.

                  (a) Except as provided below in this subsection (a), all payments made by the Borrowers under this Credit Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding taxes measured by or imposed upon the overall net income or profits of any Lender or its applicable lending office, or any branch or affiliate thereof, and all franchise taxes, branch taxes, taxes on doing business or taxes on the overall capital or net worth of any Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed in lieu of net income taxes, imposed: (i) by the jurisdiction under the laws of which such Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof; or (ii) by reason of any connection between the jurisdiction imposing such tax and such Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Lender having executed, delivered or performed its obligations, or received payment under or enforced, this Credit Agreement or any Notes (such excluded taxes being herein referred to as "Excluded Taxes"). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Agent or any Lender hereunder or under any Notes, the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Credit Agreement and any Notes, provided, however, that the Borrowers shall be entitled to deduct and withhold any Non-Excluded Taxes and shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of subsection (b) below. Whenever any Non-Excluded Taxes are payable by the Borrowers, as promptly as possible thereafter, the Borrowers shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrowers showing payment thereof. If the Borrowers fail to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrowers shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. The agreements in this subsection (a) shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder.

                  (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

                                    (X) (i) on or before the date of any payment
                  by the Borrowers under this Credit Agreement or the Notes to such Lender, deliver to the Borrowers and the Agent (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Credit Agreement and its Notes without deduction or withholding of any United States federal income taxes and (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

                                    (ii) deliver to the Borrowers and the Agent
                           two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrowers; and

                                    (iii) obtain such extensions of time for
                           filing and complete such forms or certifications as may reasonably be requested by the Borrowers or the Agent; or

                                    (Y) in the case of any such Lender that is
                  not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (i) represent to the Borrowers (for the benefit of the Borrowers and the Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (ii) agree to furnish to the Borrowers on or before the date of any payment by the Borrowers, with a copy to the Agent (A) a certificate substantially in the form of Schedule 3.9 hereto (any such certificate a "U.S. Tax Compliance Certificate") and (B) two accurate and complete original signed copies of Internal Revenue Service Form W-8, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S. withholding tax under the provisions of Section 881(c) of the Code with respect to payments to be made under this Credit Agreement and its Notes (and to deliver to the Borrowers and the Agent two further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Borrowers or the Agent for filing and completing such forms), and (iii) agree, to the extent legally entitled to do so, upon reasonable request by the Borrowers, to provide to the Borrowers (for the benefit of the Borrowers and the Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Credit Agreement and its Notes;

         unless in any such case any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrowers and the Agent. Each Person that shall become a Lender or a participant pursuant to Section 11.3 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection, provided that in the case of a Participant the obligations of such Participant pursuant to this subsection (b) shall be determined as if the Participant were a Lender except that such Participant shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

                  (c) If the Borrowers pay any additional amount under Section 3.9(a) to a Lender and such Lender determines that it has received or realized in connection therewith any refund or any reduction of, or credit against, its tax liabilities in or with respect to the taxable year in which the additional amount is paid, such Lender shall pay to the Borrowers an amount that the Lender shall reasonably determine is equal to the net benefit, after tax, which was obtained by the Lender in such taxable year as a consequence of such refund, reduction or credit.

         3.10     INDEMNITY.

         The Borrowers agree to indemnify each Lender and to hold each Lender harmless from any reasonable loss or expense which such Lender may sustain or incur (other than through such Lender's gross negligence or willful misconduct) as a consequence of (a) default by the Borrowers in making a borrowing of, conversion into or continuation of Competitive Loans or Committed Revolving Loans which are Eurodollar Loans after either Borrower has given a notice requesting the same in accordance with the provisions of this Credit Agreement,
(b) default by the Borrowers in making any prepayment of a Competitive Loan or a Committed Revolving Loan which is a Eurodollar Loan after either Borrower has given a notice thereof in accordance with the provisions of this Credit Agreement or (c) the making of a prepayment of Competitive Loans or Committed Revolving Loans which are Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto other than pursuant to Section 3.11(c). Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Competitive Loan or a Committed Revolving Loan which is a Eurodollar Loan provided for herein (excluding, however, the Applicable Percentage included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Credit Agreement and the payment of the Loans and all other amounts payable hereunder. This Section 3.10 shall not apply to Swingline Loans.

         3.11     PRO RATA TREATMENT.

         Except to the extent otherwise provided herein:

                  (a) Committed Revolving Loans. Each Committed Revolving Loan advance (including without limitation each Mandatory Borrowing), each payment or prepayment of principal of any Committed Revolving Loan, each payment of interest on the Committed Revolving Loans, each payment of the Commitment Fee and the Letter of Credit Fee (other than the portion of the Letter of Credit Fee retained by the Issuing Lender for its own account), each reduction of the Revolving Committed Amount or the LOC Committed Amount, and each conversion or continuation of any Committed Revolving Loan, shall be allocated pro rata among the relevant Lenders in accordance with the respective applicable Revolving Committed Amounts (or, if the Commitments of such Lenders have expired or been terminated, in accordance with the respective principal amounts of the outstanding Loans and Participation Interests of such Lenders).

                  (b) Letters of Credit. Each payment of unreimbursed drawings in respect of LOC Obligations shall be allocated to each Lender entitled thereto pro rata in accordance with its LOC Commitment Percentage; provided that, if any Lender shall have failed to pay its applicable pro rata share of any drawing under any Letter of Credit, then any amount to which such Lender would otherwise be entitled pursuant to this subsection (b) shall instead be payable to the Issuing Lender; provided further, that in the event any amount paid to any Lender pursuant to this subsection (b) is rescinded or must otherwise be returned by the Issuing Lender, each Lender shall, upon the request of the Issuing Lender, repay to the Agent for the account of the Issuing Lender the amount so paid to such Lender, with interest for the period commencing on the date the Lender receives such request until the date the Issuing Lender receives such repayment at a rate per annum equal to, during the period to but excluding the date two (2) Business Days after such request, the Federal Funds Rate, and thereafter, the Base Rate plus two percent (2%).

                  (c) Funding. Unless the Agent shall have been notified in writing by any Lender prior to a Committed Revolving Loan borrowing that such Lender will not make the amount that would constitute its Revolving Commitment Percentage of such borrowing available to the Agent, the Agent may assume that such Lender is making such amount available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. If such amount is not made available to the Agent by the required time on the borrowing date therefor, such Lender shall pay to the Agent, on demand, such amount with interest thereon at a rate equal to the Federal Funds Rate for the period until such Lender makes such amount immediately available to the Agent. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's Revolving Commitment Percentage of such borrowing is not made available to the Agent by such Lender within three Business Days of such borrowing date, (i) the Agent shall notify the Borrowers of the failure of such Lender to make such amount available to the Agent and the Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans hereunder, on demand, from the Borrowers and (ii) the Borrowers may, without waiving any rights it may have against such Lender, borrow a like amount on an unsecured basis from any commercial bank for a period ending on the date upon which such Lender does in fact make such borrowing available, provided that at the time such borrowing is made and at all times while such amount is outstanding the Borrowers would be permitted to borrow such amount pursuant to Section
         2.1 of this Credit Agreement.

         3.12     SHARING OF PAYMENTS.

         The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan, unreimbursed drawing with respect to any LOC Obligations or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a participation in such Loans, LOC Obligations and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrowers agree that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan, LOC Obligation or other obligation in the amount of such participation. Except as otherwise expressly provided in this Credit Agreement, if any Lender or the Agent shall fail to remit to the Agent or any other Lender an amount payable by such Lender or the Agent to the Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 3.12 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 3.12 to share in the benefits of any recovery on such secured claim.

         3.13     PLACE AND MANNER OF PAYMENTS.

         Except as otherwise specifically provided herein, all payments hereunder shall be made to the Agent in Dollars in immediately available funds, without offset, deduction, counterclaim or withholding of any kind, at its offices specified in Section 11.1 not later than 2:00 P.M. (Charlotte, North Carolina time) on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrowers maintained with the Agent (with notice to the Borrowers). The Borrowers shall, at the time it makes any payment under this Credit Agreement, specify to the Agent the Loans, LOC Obligations, fees or other amounts payable by the Borrowers hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Agent shall distribute such payment to the Lenders in the manner set forth in Section 3.3(e) for mandatory prepayments). The Agent will distribute such payments to such Lenders, if any such payment is received prior to 12:00 Noon (Charlotte, North Carolina time) on a Business Day in like funds as received prior to the end of such Business Day and otherwise the Agent will distribute such payment to such Lenders on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and fees for the period of such extension), except that in the case of Eurodollar Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans which shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

         3.14     INDEMNIFICATION; NATURE OF ISSUING LENDER'S DUTIES.

                  (a) In addition to its other obligations under Section 2.2, the Borrowers hereby agree to protect, indemnify, pay and save each Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").

                  (b) As between the Borrowers and the Issuing Lender, the Borrowers shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms;
         (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (vii) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

                  (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to the Borrowers. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrowers, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any present or future Government Acts. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

                  (d) Nothing in this Section 3.14 is intended to limit the reimbursement obligation of the Borrowers contained in Section 2.2(d) hereof. The obligations of the

         Borrowers under this Section 3.14 shall survive the termination of this Credit Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Credit Agreement.

                  (e) Notwithstanding anything to the contrary contained in this
         Section 3.14, the Borrowers shall have no obligation to indemnify any Issuing Lender in respect of any liability incurred by such Issuing Lender (and the Issuing Lender shall retain all such liability) arising out of the gross negligence or willful misconduct of the Issuing Lender.

         3.15     REPLACEMENT OF LENDERS.

         If any Lender either (i) becomes a Defaulting Lender, (ii) becomes a Disapproving Lender or (iii) delivers a notice to the Borrowers pursuant to Sections 3.5 or 3.8, the Borrowers shall have the right, if no Default or Event of Default then exists, to replace such Lender (the "Replaced Lender") with one or more Eligible Assignees (collectively, the "Replacement Lender"), provided that (A) at the time of any replacement pursuant to this Section 3.15, the Replacement Lender shall enter into one or more assignment agreements substantially in the form of Schedule 11.3(b) pursuant to, and in accordance with the terms of, Section 11.3(b) (and with all fees payable pursuant to said
Section 11.3(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the rights and obligations of the Replaced Lender hereunder and, in connection therewith, shall pay to (1) the Replaced Lender in respect thereof an amount equal to the sum of (a) the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, (b) all unreimbursed drawings under the Letters of Credit that have been funded by the Replaced Lender, together with all then unpaid interest with respect thereto at such time and (c) all accrued but theretofore unpaid, fees and other amounts owing to the Replaced Lender pursuant to Section 3.4 and (2) each Issuing Lender an amount equal to such Replaced Lender's LOC Commitment Percentage of any unreimbursed drawings under Letters of Credit issued by such Issuing Lender to the extent such amount was not heretofore funded by Replaced Lender, and (B) all obligations of the Borrowers owing to the Replaced Lender (including all obligations, if any, owing pursuant to Section 3.5 or 3.8, but excluding those obligations specifically described in clause (A) above in respect of which the assignment purchase price has been, or is concurrently being paid) shall be paid in full by the Borrowers to such Replaced Lender concurrently with such replacement.

         3.16     CHANGE OF LENDING OFFICE.

         Each Lender agrees that on the occurrence of any event giving rise to the operation of Sections 3.5, 3.8 or 3.9 with respect to such Lender, it will, if requested by the Borrowers, use reasonable efforts to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no material economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section.

         3.17     ADDITIONAL TERMINATION OF COMMITMENT RIGHTS.

         If any Lender either becomes a Defaulting Lender or delivers a notice to the Borrowers pursuant to Section 3.5 or 3.8, the Borrowers shall have the right (so long as all such Defaulting Lenders or delivering Lenders are treated as described in either clauses (A) or (B) below) to either (A) replace each such Defaulting Lender or delivering Lender with one or more Replacement Lenders pursuant to Section 3.15 or (B) terminate such Defaulting Lender's or delivering Lender's Commitment and repay all outstanding Loans of such Lender in accordance with Sections 3.3(c) and 3.3(f), provided that, unless the Commitments terminated and Loans repaid pursuant to the preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent to any such increase), then in the case of any action pursuant to the preceding clause (B), subject to the following proviso, the Required Lenders (determined before giving effect to the proposed action) shall specifically consent to such termination of Commitment and repayment of Loans, provided further, notwithstanding the foregoing proviso, each of the Lenders (other than the Lender whose Commitment is being terminated) shall specifically consent to such termination of Commitment and repayment of Loans if the aggregate amount of Commitments terminated pursuant to this Section
3.17 (including the proposed termination) plus the aggregate amount of Commitments terminated pursuant to Section 11.6(b) plus the aggregate amount of Commitments terminated pursuant to Section 2.1(a) shall exceed $100,000,000.


                                    SECTION 4

                                    GUARANTY

         4.1      THE GUARANTEE.

         Each of the Guarantors hereby jointly and severally guarantees to each Lender and the Agent as hereinafter provided the prompt payment of the Credit Party Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Credit Party Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, following receipt of demand therefor, and that in the case of any extension of time of payment or renewal of any of the Credit Party Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

         Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, in the event of a bankruptcy or other similar insolvency proceeding of a Guarantor, the obligations of each such Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its Credit Party Obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provisions of any applicable state law.

         4.2      OBLIGATIONS UNCONDITIONAL.

         The obligations of the Guarantors under Section 4.1 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Credit Party Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

                  (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Credit Party Obligations shall be extended, or such performance or compliance shall be waived;

                  (b) any of the acts mentioned in any of the provisions of any of the Credit Documents or any other agreement or instrument referred to therein shall be done or omitted;

                  (c) the maturity of any of the Credit Party Obligations shall be accelerated, or any of the Credit Party Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents or any other agreement or instrument referred to therein shall be waived or any other guarantee of any of the Credit Party Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

                  (d) any Lien granted to, or in favor of, the Agent or any Lender or Lenders as security for any of the Credit Party Obligations shall fail to attach or be perfected; or

                  (e) any of the Credit Party Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever (other than any notice specifically required hereunder), and any requirement that the Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents or any other agreement or instrument referred to therein, or against any other Person under any other guarantee of, or security for, any of the Credit Party Obligations.

         4.3      REINSTATEMENT.

         The obligations of the Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Credit Party Obligations is rescinded or must be otherwise restored by any holder of any of the Credit Party Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         4.4      CERTAIN ADDITIONAL WAIVERS.

         Without limiting the generality of the provisions of this Section 4, each Guarantor hereby specifically waives the benefits of N.C. Gen. Stat. Sections 26-7 through 26-9, inclusive. Each of the Guarantors further agrees that it shall have no right of subrogation, reimbursement or indemnity, nor any right of recourse to security, if any, for the Credit Party Obligations so long as any amounts payable to the Agent or the Lenders in respect of the Credit Party Obligations shall remain outstanding and until all of the Commitments shall have expired or been terminated.

         4.5      REMEDIES.

         The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Agent and the Lenders, on the other hand, the Credit Party Obligations may be declared to be forthwith due and payable as provided in Section 9.2 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.2) for purposes of Section 4.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Credit Party Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Credit Party Obligations being deemed to have become automatically due and payable), such Credit Party Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of said
Section 4.1.

         4.6      CONTINUING GUARANTEE.

         The guarantee in this Section 4 is a continuing guarantee, and shall apply to all Credit Party Obligations whenever arising.


                                    SECTION 5

                                   CONDITIONS

         5.1      CONDITIONS TO INITIAL EXTENSIONS OF CREDIT.

         The obligation of each Lender to make its initial Extensions of Credit to the Borrowers are subject to the satisfaction of the following conditions on or prior to the Closing Date:

                  (a) Executed Credit Documents. Receipt by the Agent of executed counterparts of this Credit Agreement, the Notes and the other Credit Documents.

                  (b) Tranche B Credit Agreement. Receipt by the Agent of copies of the executed Tranche B Credit Agreement, the promissory notes issued thereunder and the other collateral, security and other documents relating thereto.

                  (c) No Default; Representations and Warranties. As of the Closing Date (i) there shall exist no Default or Event of Default and
         (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects.

                  (d) Opinion of Counsel. Receipt by the Agent of an opinion, or opinions, satisfactory to the Agent, addressed to the Agent and the Lenders and dated as of the Closing Date, from legal counsel to the Credit Parties and in form reasonably acceptable to the Agent and the Credit Parties.

                  (e) Corporate Documents. Receipt by the Agent of the following:

                                    (i) Charter Documents. Copies of the
                  articles or certificates of incorporation or other charter documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

                                    (ii) Bylaws. A copy of the bylaws of each
                  Credit Party certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

                                    (iii) Resolutions. Copies of resolutions of
                  the Board of Directors of each Credit Party approving and adopting the Credit Documents to which it is a party and the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the Closing Date.

                                    (iv) Good Standing. Copies of (a)
                  certificates of good standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing would have a Material Adverse Effect and (b) to the extent available, a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

                  (f) Fees and Expenses. Provided the Borrowers have received proper documentation and support therefor, payment by the Borrowers of all fees and expenses owed by it to the Lenders and the Agent, including, without limitation, payment to the Agent of the fees set forth in the Agent's Fee Letter.

                  (g) Merger Agreement Transactions. The transactions contemplated by the Merger Agreement shall have been consummated in accordance with the terms of the Merger Agreement and the Agent shall have received a copy of the final, executed Merger Agreement.

                  (h) Repayment of Existing Indebtedness. The Agent shall have received evidence satisfactory to it that the Existing Credit Agreements have been terminated and that all amounts due and owing thereunder have been paid or will be paid with the proceeds of the initial Extension of Credit hereunder.

                  (i) Consents. All material consents and approvals of the boards of directors, shareholders, governmental and regulatory bodies and other applicable third parties necessary in connection with the transactions contemplated by the Merger Agreement and the financing transactions contemplated under this Credit Agreement shall have been obtained.

                  (j) Compliance with Law. The transactions contemplated by the Merger Agreement and the financing transactions under this Credit Agreement shall be in compliance with all applicable laws and regulations (including applicable securities and banking laws, rules and regulations).

                  (k) Other. Receipt by the Lenders of such other documents, instruments, agreements or information as reasonably requested by the Agent or the Required Lenders.

         5.2      EACH EXTENSION OF CREDIT.

         The obligation of each Lender to make any Extension of Credit, including the conversion to or extension of any Eurodollar Loan (and including the obligation of the Swingline Lender to make any Swingline Loan) is subject to satisfaction of the following conditions in addition to the satisfaction on the Closing Date of the conditions set forth in Section 5.1:

                  (a) (i) In the case of any Committed Revolving Loan, the Agent shall have received an appropriate Notice of Borrowing or Notice of Conversion/Extension; (ii) in the case of any Letter of Credit, the Issuing Bank and the Agent shall have received an appropriate notice of request for issuance of a Letter of Credit in accordance with the provisions of Section 2.2(b), (iii) in the case of any Competitive Loan, the applicable Competitive Loan Lender shall have received an appropriate notice of acceptance of its related Competitive Bid; and
         (iv) in the case of any Swingline Loan, the Swingline Lender shall have received an appropriate Notice of Borrowing in accordance with the provisions of Section 2.3(b)(i);

                  (b) The representations and warranties set forth in Section 6 hereof shall be true and correct in all material respects as of such date (except for those which expressly relate to an earlier date); and

                  (c) No Default or Event of Default shall exist and be continuing either prior to or after giving effect thereto.

The delivery of each Notice of Borrowing and each Notice of Conversion relating to an extension of or conversion into Eurodollar Loans, each request for the issuance or extension of a Letter of Credit, each request for a Competitive Bid pursuant to a Competitive Bid Request and each request for a Swingline Loan pursuant to Section 2.3(b)(i) shall constitute a representation and warranty by the Borrowers of the correctness of the matters specified in subsections (b) and
(c) above.


                                    SECTION 6

                         REPRESENTATIONS AND WARRANTIES

         To induce the Agent and each Lender to make the Extensions of Credit requested to be made by it on the Closing Date and on each Credit Date thereafter, the Credit Parties hereby represent and warrant, on the Closing Date, and on every Credit Date thereafter (except to the extent the following representations warranties relate to a specific date), to the Agent and each Lender that:

         6.1      FINANCIAL CONDITION.

                  (a) The audited consolidated balance sheet of Old PHC and its consolidated Subsidiaries as of December 31, 1996 and the audited consolidated statements of earnings and statements of cash flows for the year ended December 31, 1996 have heretofore been furnished to the Agent. Such financial statements (including the notes thereto) (i) have been audited by Arthur Andersen LLP, (ii) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby and (iii) (on the basis disclosed in the footnotes to such financial statements) present fairly, in all material respects, the consolidated financial condition, results of operations and cash flows of Old PHC and its consolidated Subsidiaries as of such date and for such periods. The unaudited interim balance sheets of Old PHC and its consolidated Subsidiaries as at the end of, and the related unaudited interim statements of earnings and of cash flows for each of the three fiscal quarters ending on or prior to September 30, 1997 have heretofore been furnished to the Agent. Such interim financial statements for each such quarterly period, (i) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby and (ii) (on the basis disclosed in the footnotes to such financial statements) present fairly, in all material respects, the consolidated financial condition, results of operations and cash flows of Old PHC and its consolidated Subsidiaries as of such date and for such periods subject to year-end and audit adjustments. During the period from December 31, 1996 to and including the Closing Date, there has been no sale, transfer or other disposition by Old PHC or any of its Subsidiaries of any material part of the business or property of Old PHC and its consolidated Subsidiaries, taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any capital stock of any other person) material in relation to the consolidated financial condition of Old PHC and its consolidated Subsidiaries, taken as a whole, in each case, which, is not reflected in the foregoing financial statements or in the notes thereto or has not otherwise been disclosed in writing to the Lenders on or prior to the Closing Date.

                  (b) The audited consolidated balance sheet of Doubletree and its consolidated Subsidiaries as of December 31, 1996 and the audited consolidated statements of earnings and statements of cash flows for the year ended December 31, 1996 have heretofore been furnished to the Agent. Such financial statements (including the notes thereto) (i) have been audited by KPMG Peat Marwick LLP, (ii) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby and (iii) (on the basis disclosed in the footnotes to such financial statements) present fairly, in all material respects, the consolidated financial condition, results of operations and cash flows of Doubletree and its consolidated Subsidiaries as of such date and for such periods. The unaudited interim balance sheets of Doubletree and its consolidated Subsidiaries as at the end of, and the related unaudited interim statements of earnings and of cash flows for, each fiscal month and quarterly period ended after September 30, 1997 and prior to the Closing Date have heretofore been furnished to the Agent. Such interim financial statements for each such quarterly period, (i) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby and (ii) (on the basis disclosed in the footnotes to such financial statements) present fairly, in all material respects, the consolidated financial condition, results of operations and cash flows of Doubletree and its consolidated Subsidiaries as of such date and for such periods subject to year-end and audit adjustments. During the period from December 31, 1996 to and including the Closing Date, there has been no sale, transfer or other disposition by Doubletree or any of its Subsidiaries of any material part of the business or property of Doubletree and its consolidated Subsidiaries, taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any capital stock of any other person) material in relation to the consolidated financial condition of Doubletree and its consolidated Subsidiaries, taken as a whole, in each case, which, is not reflected in the foregoing financial statements or in the notes thereto or has not otherwise been disclosed in writing to the Lenders on or prior to the Closing Date.

                  (c) On and as of the Closing Date, (i) the financial projections (the "Projections") prepared by the Parent Company and the Borrowers and contained in the Confidential Offering Memorandum delivered to the Lenders by the Agent prior to the Closing Date were prepared based upon the assumptions concerning various industry trends described therein for the periods presented, (ii) the Projections were based on good faith assumptions and estimates, and (iii) although a range of possible different assumptions and estimates might also be reasonable, the Parent Company and the Borrowers are not aware of any facts that would lead them to believe that the assumptions and estimates on which the Projections were based are not reasonable; provided that no assurance can be given that the projected results will be realized or with respect to the ability of the Parent Company and the Borrowers to achieve the projected results, and while the Projections are necessarily presented with numerical specificity, the actual results achieved during the periods presented in all likelihood will differ from the projected results and such differences may be material.

         6.2      NO CHANGE.

         Since December 31, 1996, there has been no development or event relating to or affecting the Parent Company and its Subsidiaries which has had or would be reasonably expected to have a Material Adverse Effect.

         6.3      CORPORATE AND PARTNERSHIP EXISTENCE; COMPLIANCE WITH LAW.

         Each of the Parent Company and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization except to the extent that the failure to be so organized, existing or in good standing would not be reasonably expected to have a Material Adverse Effect, (b) has the corporate or partnership power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (c) is duly qualified and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not be reasonably expected to have a Material Adverse Effect, and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

         6.4      CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

         Each of the Credit Parties has the corporate power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party and to borrow and accept Extensions of Credit hereunder or to issue the guarantee hereunder, and has taken all necessary corporate action to authorize the borrowings or guarantees and Extensions of Credit or guarantee such borrowings and Extensions of Credit, as appropriate, on the terms and conditions of this Credit Agreement and any Notes and to authorize the execution, delivery and performance of the Credit Documents to which it is a party. No material consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of either Borrower or either Guarantor in connection with the borrowings or guarantees hereunder or with the execution, delivery, performance, validity or enforceability of the Credit Documents to which either Borrower or Guarantor is a party, except for material consents, authorizations, notices and filings described in Schedule 6.4, all of which have been obtained or made or have the status described in such Schedule
6.4. This Credit Agreement has been, and each other Credit Document to which it is a party will be, duly executed and delivered on behalf of the Borrowers and the Guarantors. This Credit Agreement constitutes, and each other Credit Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrowers and the Guarantors enforceable against them in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         6.5      NO LEGAL BAR.

         The execution, delivery and performance of the Credit Documents by the Credit Parties, the borrowings and extensions of credit and the guarantees thereof hereunder and the use thereof (a) will not violate any Requirement of Law or Contractual Obligation of any Credit Party in any respect that would reasonably be expected to have a Material Adverse Effect and (b) will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation other than Permitted Liens.

         6.6      NO MATERIAL LITIGATION.

         No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Credit Party, threatened by or against the Parent Company, or any of its Subsidiaries or against any of its or their respective properties or revenues which would be reasonably expected to have a Material Adverse Effect.

         6.7      NO DEFAULT.

         Neither the Parent Company nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which would be reasonably expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         6.8      OWNERSHIP OF PROPERTY; LIENS.

         Except as would not have a Material Adverse Effect, except for Permitted Liens or except as set forth in Schedule 6.8 hereto, the Parent Company and each of its Subsidiaries has good record and sufficient title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property. None of such property is subject to any Lien, except for Permitted Liens.

         6.9      INTELLECTUAL PROPERTY.

         The Parent Company and each of its Subsidiaries owns, or has the legal right to use, all United States trademarks, tradenames, copyrights, service marks, technology, know-how and processes necessary for each of them to conduct its business as currently conducted (the "Intellectual Property") except for those the failure to own or have such legal right to use would not be reasonably expected to have a Material Adverse Effect. Except as provided on Schedule 6.9, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and the use of such Intellectual Property by the Parent Company and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, would not be reasonably expected to have a Material Adverse Effect.

         6.10     NO BURDENSOME RESTRICTIONS.

         No Requirement of Law as to the Parent Company or any of its Subsidiaries would be reasonably expected to have a Material Adverse Effect.





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         6.11     TAXES.

         The Parent Company and each of its Subsidiaries that are corporations have filed or caused to be filed all United States federal income tax returns and all other material tax returns which, to the knowledge of the Credit Parties, are required to be filed and the failure to file could reasonably be expected to have a Material Adverse Effect, and have paid (a) all taxes shown to be due and payable on said returns and (b) any assessments of which the Parent Company or any of its Subsidiaries has received notice made against the Parent Company or any of its Subsidiaries or any of the property of the Parent Company or any of its Subsidiaries and all other taxes, fees or other charges imposed on the Parent Company or any of its Subsidiaries or any of the property of the Parent Company or any of its Subsidiaries by any Governmental Authority (other than any (i) taxes, fees or other charges with respect to which the failure to pay, in the aggregate, would not have a Material Adverse Effect and (ii) taxes, fees or other charges the amount or validity of which are currently being contested and with respect to which reserves in conformity with GAAP have been provided on the books of the Parent Company or any of such Subsidiaries, as the case may be).

         6.12     ERISA.

         During the five year period prior to each date as of which this representation is made, or deemed made (or, with respect to (vi) or (viii) below, as of the date such representation is made or deemed made), none of the following events or conditions, either individually or in the aggregate, has resulted or is reasonably likely to result in a liability to the Parent Company or any of its Subsidiaries which would be reasonably expected to have a Material Adverse Effect: (i) a Reportable Event with respect to any Single Employer Plan;
(ii) an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) with respect to any Single Employer Plan which has not been waived; (iii) any material noncompliance with the application of ERISA or the Code with respect to any Plan; (iv) a termination of a Single Employer Plan (other than a standard termination pursuant to Section 4041(b) of ERISA); (v) a Lien in favor of the PBGC with respect to any Single Employer Plan or a Plan pursuant to Section 4068 or Section 302(f) of ERISA, respectively;
(vi) Underfunding with respect to any Single Employer Plan; (vii) a complete or partial withdrawal from any Multiemployer Plan by the Parent Company, either Borrower or any Commonly Controlled Entity; (viii) any liability of the Parent Company, either Borrower or any Commonly Controlled Entity under ERISA if the Parent Company, either Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the annual valuation date most closely preceding the date on which their representation is made or deemed made; (ix) the Plan Reorganization or Insolvency of any Multiemployer Plan; (x) the excess of the present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the aggregate liability of the Parent Company, the Borrowers or any of their Subsidiaries for post-retirement benefits to be provided to their current and former employees (excluding benefits provided pursuant to Section 4980B of the Code or Section 601 of ERISA), under Plans which are welfare benefit plans (as determined in Section




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

3(1) of ERISA) over the assets under all such Plans; and (xi) an event or condition with respect to which the Parent Company, either Borrower or any Commonly Controlled Entity could incur any liability in respect of a Former Plan.

         6.13     INVESTMENT COMPANY ACT; OTHER REGULATIONS.

         Neither Borrower is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Neither Borrower is subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness as contemplated hereby.

         6.14     SUBSIDIARIES.

         Set forth in Schedule 6.14 is a complete and accurate list of all Subsidiaries of the Parent Company immediately after the consummation of the transactions contemplated by the Merger Agreement, which list is correct in all material respects. Information on the attached Schedule, which is correct in all material respects, includes jurisdiction of incorporation or organization; the number of shares of each class of capital stock or other equity interest outstanding; the number and percentage of outstanding shares of each class owned (directly or indirectly); and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and similar rights. The outstanding capital stock of all such corporate Subsidiaries is validly issued, fully paid and non-assessable and is owned by such Person, directly or indirectly, free and clear of all Liens other than Permitted Liens.

         6.15     PURPOSE OF LOANS.

         Extensions of Credit and the proceeds therefrom shall be used to refinance existing indebtedness of the Borrowers under the Existing Credit Agreements, and for working capital, capital expenditures and other general corporate purposes (including, without limitation, the support of commercial paper and acquisitions permitted by Section 8.3(c)).

         6.16     ENVIRONMENTAL MATTERS.

                  (a) To the knowledge of the Credit Parties, the facilities and properties owned, leased or operated by the Parent Company or any of its Subsidiaries (the "Subject Properties") and all operations at the Subject Properties are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the business operated by the Parent Company or any of its Subsidiaries (the "Business"), and there are no conditions relating to the Business or Subject Properties that would be reasonably likely to give rise to liability under any applicable Environmental Law, except for any failure so to comply or violation or condition, or any aggregation thereof, that would not be reasonably likely to result in the payment of a Material Environmental Amount.





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                  (b) To the knowledge of the Credit Parties, the Subject
         Properties do not contain any Materials of Environmental Concern at, on or under the Subject Properties in amounts or concentrations that constitute a violation of, or could reasonably give rise to liability under, Environmental Laws, except insofar as the presence of any Materials of Environmental Concern is not reasonably likely to result in the payment of a Material Environmental Amount.

                  (c) Neither the Parent Company nor any of its Subsidiaries has received any written notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Subject Properties or the Business, nor does any Credit Party have knowledge that any such notice will be received or is being threatened, except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that is or are reasonably likely to result in the payment of a Material Environmental Amount.

                  (d) No Credit Party has, nor to the knowledge of any Credit Party have any other Persons, transported or disposed of Materials of Environmental Concern from the Subject Properties, or generated, treated, stored or disposed of at, on or under any of the Subject Properties or any other location, in each case by or on behalf of the Parent Company or any of its Subsidiaries in violation of, or in a manner that would be reasonably likely to give rise to liability under, any applicable Environmental Law, except insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

                  (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of any Credit Party, threatened, under any Environmental Law to which the Parent Company or any of its Subsidiaries is named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Parent Company or any of its Subsidiaries, the Subject Properties or the Business, except insofar as such proceeding, action, decree, order or other requirement, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

                  (f) To the knowledge of the Credit Parties, there has been no release or threat of release of Materials of Environmental Concern at or from the Subject Properties, or arising from or related to the operations (including, without limitation, disposal) of the Parent Company or any of its Subsidiaries in connection with the Subject Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that would be reasonably likely to give rise to liability under Environmental Laws, except




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

         insofar as any such violation or liability referred to in this paragraph, or any aggregation thereof, is not reasonably likely to result in the payment of a Material Environmental Amount.

                  (g) To the knowledge of the Credit Parties, neither the Parent Company nor any of its Subsidiaries has voluntarily assumed any liability of any Person under any Environmental Law that is not subject to indemnification and is reasonably likely to result in the payment of a Material Environmental Amount.


                                    SECTION 7

                              AFFIRMATIVE COVENANTS

         Each Credit Party hereby covenants and agrees that commencing with the Closing Date and so long as this Credit Agreement is in effect and until the Credit Party Obligations, together with interest, fees and other obligations hereunder, have been paid in full and the Commitments hereunder shall have terminated:

         7.1      INFORMATION COVENANTS.

         The Parent Company and the Borrowers will furnish, or cause to be furnished, to the Lenders:

                  (a) Annual Financial Statements. As soon as available, and in any event within 100 days after the close of each fiscal year of the Parent Company, a consolidated balance sheet and income statement of the Parent Company and its consolidated Subsidiaries (including the Borrowers), as of the end of such fiscal year, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by Arthur Andersen LLP or other independent certified public accountants of recognized national standing and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of the Credit Parties as a going concern.

                  (b) Quarterly Financial Statements. As soon as available, and in any event within 50 days after the close of each fiscal quarter of the Parent Company (other than the fourth fiscal quarter, in which case 100 days after the end thereof) a consolidated balance sheet and income statement of the Parent Company and its consolidated Subsidiaries (including the Borrowers), as of the end of such fiscal quarter, together with related consolidated statements of operations and retained earnings and of cash flows for such




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         fiscal quarter in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of the chief financial officer, treasurer or controller of the Parent Company to the effect that such quarterly financial statements fairly present in all material respects the financial condition and results of operations of the Parent Company and its consolidated Subsidiaries (including the Borrowers), and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

                  (c) Officer's Certificate. At the time of delivery of the financial statements provided for in Sections 7.1(a) and 7.1(b) above, a certificate of the chief financial officer, treasurer or controller of the Parent Company substantially in the form of Schedule 7.1(c) attached hereto, (i) demonstrating compliance with the financial covenants contained in Section 7.11 by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Parent Company proposes to take with respect thereto.

                  (d) Accountant's Report. Within the period for delivery of the annual financial statements provided in Section 7.1(a), a report of the accountants conducting the annual audit stating that they have reviewed
         Section 7.11 and stating further whether, in the course of their audit, anything came to their attention to cause them to believe that the Parent Company and its consolidated Subsidiaries were not in compliance with Section 7.11, in so far as such Section 7.11 relates to accounting matters, on the date of such statements.

                  (e) Reports. Promptly upon transmission or receipt thereof,
         (a) copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalent) which the Parent Company or any of its Subsidiaries shall file with the Securities and Exchange Commission, or any successor agency, (b) if requested by the Agent, copies of all financial statements, proxy statements, notices and reports as the Parent Company or any of its Subsidiaries shall send to its shareholders or to a holder of any Indebtedness with a maximum principal amount exceeding $75,000,000 owed by the Parent Company or any of its Subsidiaries in its capacity as such a holder (other than reports of a routine or ministerial nature which are not material) and (c) upon the request of the Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for enforcement of Environmental Laws (other than reports of a routine or ministerial nature which are not material).





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                  (f) Notices. Upon any Credit Party obtaining knowledge
         thereof, such Credit Party will give written notice to the Agent immediately of (a) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Party proposes to take with respect thereto, and (b) the occurrence of any of the following (i) the pendency or commencement of any litigation, arbitration or governmental proceeding against the Parent Company or any of its Subsidiaries which is reasonably likely to have a Material Adverse Effect, (ii) the institution of any proceedings against the Parent Company or any of its Subsidiaries with respect to, or the receipt of notice by such Person of potential liability or responsibility for, violation, or alleged violation of any Environmental Laws, the violation of which would likely have a Material Adverse Effect, or (iii) any notice or determination concerning the imposition of any withdrawal liability by a Multiemployer Plan against the Parent Company or any of its Subsidiaries or any of Commonly Controlled Entities of the Parent Company or any of its Subsidiaries, the determination that a Multiemployer Plan is, or is expected to be, in a Plan Reorganization or the termination of any Plan in a distress termination under Section 4041(c) of ERISA.

                  (g) Other Information. With reasonable promptness upon any such request, such other information regarding the business, properties or financial condition of the Parent Company or any of its Subsidiaries as the Agent or the Required Lenders may reasonably request.

         7.2      PRESERVATION OF EXISTENCE AND FRANCHISES.

         Each of the Credit Parties will do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority except as permitted under Section 8.3 or where failure to do so would not reasonably be expected to have a Material Adverse Effect.

         7.3      BOOKS AND RECORDS.

         The Parent Company will, and will cause each of its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

         7.4      COMPLIANCE WITH LAW.

         The Parent Company will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its property if noncompliance with any such law, rule, regulation, order or restriction would have a Material Adverse Effect.





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

         7.5      PAYMENT OF TAXES AND OTHER CLAIMS.

         The Parent Company will, and will cause each of its Subsidiaries to, pay and discharge (i) all material taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before a material penalty begins to accrue and (ii) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties other than Permitted Liens; provided, however, that there shall be no requirement to pay any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment
(i) would give rise to an immediate right to foreclose on a Lien securing such amounts or (ii) would have a Material Adverse Effect.

         7.6      INSURANCE.

         The Parent Company will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice.

         7.7      MAINTENANCE OF PROPERTY.

         The Parent Company will, and will cause each of its Subsidiaries to, maintain and preserve its properties and equipment material to the conduct of its business in good repair, working order and condition, normal wear and tear excepted, except where failure to do so would not have a Material Adverse Effect and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses except where failure to do so would not have a Material Adverse Effect.

         7.8      PERFORMANCE OF OBLIGATIONS.

         The Parent Company will, and will cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound, except where failure to do so would not have a Material Adverse Effect.

         7.9      USE OF PROCEEDS.

         The Extensions of Credit and the proceeds thereof may be used solely for the purposes provided in Section 6.15.





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         7.10     AUDITS/INSPECTIONS.

         Upon reasonable prior notice, with reasonable frequency and during normal business hours, the Parent Company will, and will cause each of its Subsidiaries to, permit representatives appointed by the Agent, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect its property, including its books and records, their accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Agent or its representatives to investigate and verify the accuracy of information provided to the Lenders and to discuss all such matters with the officers of the Parent Company and its Subsidiaries.

         7.11     FINANCIAL COVENANTS.

                  (a) Consolidated Net Worth. There shall be maintained at all times Consolidated Net Worth of at least $1,000,000,000; provided, however, that the minimum Consolidated Net Worth required hereunder shall be increased on the last day of each fiscal year to occur from the Closing Date (other than the fiscal year ending December 31, 1997) by an amount equal to 25% of Consolidated Net Income for the fiscal year then ended (or if Consolidated Net Income is a deficit, then zero).

                  (b) Leverage Ratio. The Leverage Ratio, as determined at the end of each fiscal quarter for the four consecutive fiscal quarter period then ended, shall not at any time exceed 3.75 to 1.0.

         7.12     FEDERAL REGULATIONS.

         No part of the proceeds of any Loans will be used in any manner which might cause the Loans or the application of such proceeds to violate Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. If requested by any Lender or the Agent, the Credit Parties will furnish to the Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.


                                    SECTION 8

                               NEGATIVE COVENANTS

         Each Credit Party hereby covenants and agrees that commencing with the Closing Date and so long as this Credit Agreement is in effect and until the Credit Party Obligations, together




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

with interest, fees and other obligations hereunder, have been paid in full and the Commitments hereunder shall have terminated:

         8.1      LIENS.

         The Parent Company will not, nor will it permit any of its Subsidiaries to, contract, create, incur, assume or permit to exist any Lien with respect to any of its Property, whether now owned or after acquired, except for Permitted Liens.

         8.2      NATURE OF BUSINESS.

         No Credit Party will substantively alter the character or conduct of the business conducted by it as of the Closing Date other than to enter into other related businesses.

         8.3      CONSOLIDATION, MERGER, SALE OR PURCHASE OF ASSETS.

         The Parent Company will not, nor will it permit any of its Subsidiaries to:

                  (a) dissolve, liquidate or wind up its affairs, or enter into any transaction of merger or consolidation; provided, however, the Parent Company and its Subsidiaries shall be entitled to consummate the transactions contemplated by the Merger Agreement; provided further that, so long as no Default or Event of Default then exists or would be directly or indirectly caused as a result thereof,

                           (i) any Subsidiary of the Parent Company (other than
                  either Borrower or Old PHC) may merge or consolidate with any other Person;

                           (ii) either Borrower may merge or consolidate with
                  the other Borrower, the Parent Company, Old PHC or any other Person provided that (A) in the case of the merger or consolidation of either Borrower with the Parent Company or Old PHC in which such Borrower is not the surviving corporation, the Parent Company or Old PHC (as the case may be) shall execute any and all documentation reasonably requested by the Agent for the purpose of evidencing the Parent Company's or Old PHC's (as the case may be) obligation to assume the indebtedness, liabilities and obligations of such Borrower under the Credit Documents and (B) in the case of the merger or consolidation of either Borrower with any other Person: (1) such Borrower is the surviving corporation; and (2) in the case of any individual transaction (or series of related transactions) where the acquisition price for such transaction (whether a single transaction or a series of related transactions) exceeds $200,000,000, then the Borrowers must first demonstrate compliance with the financial covenants under Section 7.11 on a Pro Forma Basis after giving effect to such transaction,





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


                                    (iii) any Subsidiary of the Parent Company
                  (other than either Borrower) may dissolve, liquidate or wind up its affairs at any time; and

                                    (iv) Old PHC may merge with the Parent
                  Company, Doubletree or PHI;

                  (b) sell, transfer or otherwise dispose of any of its Property (including without limitation pursuant to any sale and leaseback transaction) except that the following shall be permitted: (i) the sale of inventory for fair value in the ordinary course of business, (ii) the sale or disposition of machinery and equipment no longer useful in the conduct of such Person's business, (iii) transfers of Property by and among the Parent Company and its Subsidiaries or between Subsidiaries of the Parent Company, (iv) transfers of Property to Affiliates of the Parent Company and its Subsidiaries so long as such transfers are permitted by Section 8.5 hereof, (v) transfers of Property in order to consummate the transactions contemplated by the Merger Agreement, (vi) sales, transfers or other dispositions of Red Lion hotels or former Red Lion hotels and (vii) other sales, transfers or dispositions of Property to the extent that the aggregate net book value of such Property sold, transferred or otherwise disposed of after the Closing Date shall not exceed 50% of the net book value of Consolidated Assets as of the date of any such sale, transfer or other disposition on a cumulative basis; provided, however, that if any such sales, transfers or other dispositions (other than any sale, transfer or other disposition of Red Lion hotels or former Red Lion hotels) are of, or relate to, any of the Credit Parties' material servicemarks, trademarks, tradenames, tradedress or any license thereof or the goodwill associated with the use of, and/or symbolized by, any such intellectual property assets of the Borrowers, then the Borrowers shall first demonstrate compliance with the financial covenants under Section
         7.11 on a Pro Forma Basis after giving effect to such transaction;

                  (c) purchase or otherwise acquire (in a single transaction or a series of related transactions) all or substantially all of the Property of any other Person except where (i) no Default or Event of Default then exists or would exist after giving effect thereto, (ii) the purchase or acquisition does not require the solicitation of the consent of the shareholders or other equity owners of the Person which is the subject thereof against the recommendation of management, the board of directors or other managing entity of such Person, (iii) the Person, division, operations or Property which is the subject of the acquisition is in a related line of business to that of the Parent Company and the Borrowers, and (iv) if the acquisition price for such transaction (whether a single transaction or a series of related transactions) shall exceed $200,000,000, the Borrowers first demonstrate compliance with the financial covenants under Section 7.11 on a Pro Forma Basis after giving effect to such transaction.





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         8.4      INVESTMENTS.

         The Parent Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, (i) make Investments in unrelated lines of business or (ii) make Investments that are recorded on the Parent Company's balance sheet as "investments in joint ventures and partnerships" if the aggregate amount of such Investments at any one time exceeds 30% of Consolidated Assets.

         8.5      TRANSACTIONS WITH AFFILIATES.

         The Parent Company will not, nor will it permit any of its Subsidiaries to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder or Affiliate of the Parent Company or any of its Subsidiaries other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder or Affiliate, except that the restriction contained in this Section
8.5 shall not apply to (i) transactions and transfers among and between the Parent Company and its Subsidiaries or between its Subsidiaries and (ii) the payment of reasonable compensation and benefits and reimbursement of reasonable expenses of officers and directors.

         8.6      FISCAL YEAR.

         The Parent Company will not, nor will it permit any of its material Subsidiaries to, change its fiscal year.

         8.7      NO DIVIDEND RESTRICTIONS.

         No material Subsidiary of either Borrower or Guarantor shall agree to or permit to exist, any restrictions or limitations on the declaration or payment of Dividends.


                                    SECTION 9

                                EVENTS OF DEFAULT

         9.1      EVENTS OF DEFAULT.

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):





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

                  (a) Payment.  Any Credit Party shall

                                    (i) default in the payment when due of any
                  principal of any of the Loans or of any reimbursement obligations arising from drawings under Letters of Credit, or in providing cash collateral when due pursuant to Section 9.2(iv), or the payment of any guaranty obligations in respect thereof;

                                    (ii) default, and such default shall
                  continue for five (5) or more days, in the payment when due of any interest on the Loans or the payment of any guaranty obligations in respect thereof; or

                                    (iii) default, and such default shall
                  continue for five (5) or more days after notice from the Agent, in the payment when due of any amounts hereunder or under any of the other Credit Documents other than as provided in subsections (i) and (ii) above, or the payment of any guaranty obligations in respect thereof; or

                  (b) Representations. Any representation, warranty or statement made or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

                  (c) Covenants. Any Credit Party shall:

                                    (i) default in the due performance or
                  observance of any term, covenant or agreement contained in
                  Section 7.11, 8.1, 8.2, 8.3, 8.4, 8.6 or 8.7; or

                                    (ii) default in the due performance or
                  observance of any term, covenant or agreement contained in Sections 7.1(g) or 7.10 and such default shall continue unremedied for a period of at least 5 days except for information requests where more than 5 days are reasonably required to comply; or

                                    (iii) default in the due performance or
                  observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b), (c)(i) or
                  (c)(ii) of this Section 9.1) contained in this Credit Agreement or any of the other Credit Documents and such default shall continue unremedied for a period of at least 30 days after notice thereof by the Agent; or

                  (d) Other Credit Documents. Any Credit Document shall fail to be in full force and effect in all material respects or to give the Agent and/or the Lenders the material liens, rights, powers and privileges purported to be created thereby; or

                  (e) Guaranties. The guaranty given by the Credit Parties hereunder or any material provision thereof shall cease to be in full force and effect, or any guarantor thereunder or any Person acting by or on behalf of such guarantor shall deny or disaffirm such guarantor's obligations under such guaranty, or any guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty; or

                  (f) Bankruptcy, etc. Any Credit Party shall commence a voluntary case concerning itself under the Bankruptcy Code; or an involuntary case is commenced against any Credit Party under the Bankruptcy Code and the petition is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy
         Code) is appointed for, or takes charge of all or substantially all of the property of any Credit Party; or any Credit Party commences any other proceeding under any reorganization, arrangement, adjustment of the debt, relief of creditors, dissolution, insolvency or similar law of any jurisdiction whether now or hereafter in effect relating to any Credit Party; or there is commenced against any Credit Party any such proceeding which remains undismissed for a period of 60 days; or any Credit Party is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Credit Party suffers appointment of any custodian or the like for it or for any substantial part of its property to continue unchanged or unstayed for a period of 90 days; or any Credit Party makes a general assignment for the benefit of creditors; or any corporate action is taken by any Credit Party for the purpose of effecting any of the foregoing; or

                  (g) Defaults under Other Agreements. With respect to any Indebtedness (other than Non-Recourse Indebtedness and Indebtedness outstanding under this Credit Agreement) for which there is recourse against the Parent Company and its Subsidiaries in excess of $30,000,000 in the aggregate, (i) the Parent Company or any of its Subsidiaries shall (A) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (B) default in the observance or performance of any covenant relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause, any such Indebtedness to become due prior to its stated maturity; or (ii) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

                  (h) Judgments. One or more judgments or decrees shall be entered against the Parent Company or any of their Subsidiaries involving a liability of $25,000,000 or more in the aggregate (to the extent not paid or covered by insurance) and any such judgments or decrees shall not have been vacated, discharged, satisfied or stayed or bonded pending




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

         appeal within the greater of 30 days or the time permitted by law from the entry thereof; or

                  (i) ERISA. The Parent Company or any of its Subsidiaries shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), which has not been waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan pursuant to Section 4068 or Section 302(f) of ERISA, respectively, shall arise on the assets of the Parent Company, either Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence by the PBGC to have a trustee appointed, or a trustee shall be appointed by the PBGC, to administer or terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is reasonably likely to result in the termination of such Plan for purposes of Title IV of ERISA (other than a standard termination pursuant to Section 4041(b) of ERISA), (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA in a distress termination under Section 4041(c), (v) the Parent Company, either Borrower or any Commonly Controlled Entity shall, or is reasonably likely to, incur any liability in connection with a withdrawal by the Parent Company, either Borrower or any Commonly Controlled Entity from, or the Insolvency or Reorganization of, a Multiemployer Plan, or (vi) the occurrence or expected occurrence of any event or condition which results or is reasonably likely to result in the Parent Company's, either Borrower's or any Commonly Controlled Entity's becoming responsible for any liability in respect of a Former Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, would be reasonably expected to result in liability which could have a Material Adverse Effect; provided, however, that the fact that a Plan is underfunded shall not by itself constitute an Event of Default unless and until another event or condition described in clause (i) through (vi) affecting such underfunded Plan occurs and has a Material Adverse Effect; or

                  (j) Change of Control. Either (i) a "person" or a "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) hereafter becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of more than 25% of the then outstanding voting stock of the Parent Company or (ii) a majority of the Board of Directors of the Parent Company shall consist of individuals who are not Continuing Directors; "Continuing Director" means, as of any date of determination, (A) an individual who on the Closing Date or the date two years prior to the date of determination (if such date of determination is more than two years after the Closing Date) was a member of the Parent Company's Board of Directors and (B) any new director whose nomination for election by the Parent Company's shareholders was approved by a vote of a majority of the directors then still in office who either were directors on the Closing Date or the date two years prior to such date of determination (if such date of determination is more than two years after the Closing Date).

         9.2      ACCELERATION; REMEDIES.

         Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the Required Lenders or cured to the satisfaction of the Required Lenders (pursuant to the voting procedures in Section 11.6), the Agent shall, upon the request and direction of the Required Lenders, by written notice to the Borrowers, take any of the following actions without prejudice to the rights of the Agent or any Lender to enforce its claims against the Credit Parties, except as otherwise specifically provided for herein:

                  (i) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

                  (ii) Acceleration of Loans. Declare the unpaid principal of and any accrued interest in respect of all Loans and unreimbursed drawings in respect of LOC Obligations and any and all other indebtedness or obligations of any and every kind owing by the Borrowers to any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.

                  (iii) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Credit Documents and all rights of set-off.

                  (iv) Collateral. Direct the Credit Parties to pay (and the Credit Parties agree that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(f), they will immediately pay) to the Agent additional cash, to be held by the Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LOC Obligations for subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credit then outstanding.

Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(f) shall occur, then the Commitments shall automatically terminate and all Loans and LOC Obligations, all accrued interest in respect thereof, all accrued and unpaid fees and other indebtedness or obligations owing to the Lenders hereunder shall immediately become due and payable without the giving of any notice or other action by the Agent or the Lenders and the Credit Parties will be required to pay on the guaranty hereunder and to deliver cash collateral in respect of the LOC Obligations.

                                   SECTION 10

                                AGENCY PROVISIONS

         10.1     APPOINTMENT.

         Each Lender hereby designates and appoints NationsBank, N.A. as administrative agent (in such capacity hereunder, the "Agent") of such Lender to act as specified herein and the other Credit Documents, and each such Lender hereby authorizes the Agent, as the agent for such Lender, to take such action on its behalf under the provisions of this Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the other Credit Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Credit Documents, or shall otherwise exist against the Agent. The provisions of this Section (other than Section 10.9) are solely for the benefit of the Agent and the Lenders, and the Borrowers and the other Credit Parties shall not have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Credit Agreement and the other Credit Documents, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for either Borrower or any other Credit Party.

         10.2     DELEGATION OF DUTIES.

         The Agent may execute any of its duties hereunder or under the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         10.3     EXCULPATORY PROVISIONS.

         Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with any of the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct), or
(ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any of the Credit Parties contained herein or in any of the other Credit Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection herewith or in connection with the other Credit Documents, or for any failure of the Borrowers to perform their obligations hereunder or thereunder. The Agent




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

shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Credit Agreement, or any of the other Credit Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Borrowers or any Credit Party in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Lenders or by or on behalf of the Credit Parties to the Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Credit Parties.

         10.4     RELIANCE ON COMMUNICATIONS.

         The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers or any of the other Credit Parties, independent accountants and other experts selected by the Agent with reasonable care). The Agent may deem and treat the Lenders as the owner of their respective interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent in accordance with Section 11.3(b) hereof. The Agent (solely in its capacity as the Agent) shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Credit Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Credit Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 11.6, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

         10.5     NOTICE OF DEFAULT.

         The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or a Credit Party referring to the Credit Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders.





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

         10.6     NON-RELIANCE ON AGENT AND OTHER LENDERS.

         Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent or any affiliate thereof hereafter taken, including any review of the affairs of the Borrowers, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrowers and made its own decision to make its Loans hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Borrowers which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

         10.7     INDEMNIFICATION.

         The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrowers or another Credit Party and without limiting the obligation of the Borrowers or another Credit Party to do so), ratably according to their respective Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the payment of the Credit Party Obligations) be imposed on, incurred by or asserted against the Agent in its capacities as such in any way relating to or arising out of this Credit Agreement or the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The




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

agreements in this Section shall survive the payment of the Credit Party Obligations and all other amounts payable hereunder and under the other Credit Documents.

         10.8     AGENT IN ITS INDIVIDUAL CAPACITY.

         The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrowers or any other Credit Party as though the Agent were not Agent hereunder. With respect to the Loans made and all Credit Party Obligations owing to it, the Agent shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though they were not Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

         10.9     SUCCESSOR AGENT.

                  (a) The Agent may resign from the performance of all its functions and duties hereunder at any time by giving fifteen (15) Business Day's prior written notice to the Borrowers and the Lenders. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clause (b) or (c) below or as otherwise provided below.

                  (b) Upon any such notice of resignation, the Borrowers shall appoint a successor Agent hereunder who shall be a commercial bank or trust company reasonably acceptable to the Required Lenders (it being understood and agreed that any Lender is deemed to be acceptable to the Required Lenders), provided that if a Default or an Event of Default exists at the time of such resignation, the Required Lenders shall appoint such successor Agent.

                  (c) If a successor Agent shall not have been so appointed within such fifteen (15) Business Day period, the Agent, with the consent of the Borrowers, shall then appoint a successor Agent who shall serve as the Agent hereunder until such time, if any, as the Borrowers or Required Lenders, as the case may be, appoint a successor Agent as provided above.

                  (d) Upon the acceptance of any appointment as Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent (including, without limitation, duties as Swingline Lender and Issuing Lender), and the resigning Agent shall be discharged from its duties and obligations as Agent, as appropriate, under this Credit Agreement and the other Credit Documents and the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Credit Agreement.





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

         10.10    CO AGENTS.

         The Co-Agents, in such capacity, shall have no duties, liabilities, obligations or rights under this Credit Agreement.


                                   SECTION 11

                                  MISCELLANEOUS

         11.1     NOTICES.

         Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted via telecopy (or other facsimile device) to the number set out below, (iii) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Borrower and the Agent, set forth below, and in the case of the Lenders, set forth on Schedule 11.1, or at such other address as such party may specify by written notice to the other parties hereto:

                           if to the Credit Parties:

                           c/o Promus Hotels, Inc.
                           755 Crossover Lane
                           Memphis, Tennessee  38117
                           Attn:  Carol G. Champion
                           Telephone: (901) 374-5380
                           Telecopy:  (901) 374-5379

                  if to the Agent:

                           NationsBank, N.A.
                           Independence Center, 15th Floor
                           NC1-001-15-04
                           101 N. Tryon Street
                           Charlotte, North Carolina  28255
                           Attn:  Agency Services
                           Telephone: (704) 386-9368
                           Telecopy: (704) 386-9923





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

         11.2     RIGHT OF SET-OFF.

         In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation, branches, agencies or affiliates of such Lender which are at least 50% owned by such Lender or its parent company wherever located) to or for the credit or the account of either Borrower against obligations and liabilities of such Borrower to such Lender hereunder, under the Notes, the other Credit Documents or otherwise, irrespective of whether such Lender shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. The Borrowers hereby agree that any Person purchasing a participation in the Loans and Commitments hereunder pursuant to Section 11.3(c) or Section
3.12 may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder.

         11.3     BENEFIT OF AGREEMENT.

                  (a) Generally. This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrowers may not assign or transfer any of their interests without prior written consent of the Lenders; provided further that the rights of each Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in this Section 11.3, provided, however, that nothing herein shall prevent or prohibit any Lender from (i) pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and (ii) granting assignments or participations in such Lender's Loans and/or Commitments hereunder to its parent company and/or to any affiliate of such Lender which is at least fifty percent (50%) owned by such Lender or its parent company. To the extent required in connection with a pledge of Loans by any Lender to a Federal Reserve Bank, the Borrowers agree that, upon request of any such Lender, it will promptly provide such Lender a promissory note evidencing the repayment obligations of the Borrowers with respect to the principal of and interest on the Loans of such Lender arising under
         Section 2.1, 2.2, 2.3 and/or 2.4, as applicable, such promissory note to be in a form reasonably satisfactory to the Borrowers and the applicable Lender.

                  (b) Assignments by Lenders. Each Lender may assign all or a portion of its rights and obligations hereunder and under the Tranche B Credit Agreement pursuant to an assignment agreement substantially in the form of Schedule 11.3(b) to one or more

         Eligible Assignees, provided that any such assignment shall be in a minimum aggregate amount of $10,000,000 (or, if less, an amount equal to 100% of the Commitment held by such Lender) of the Commitment, together with the portion of the commitment under the Tranche B Credit Agreement being assigned, and in integral multiples of $1,000,000 above such amount, and that each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Credit Agreement and under the Tranche B Credit Agreement; provided, however, that so long as NationsBank, N.A. is the Agent hereunder, NationsBank, N.A. and its affiliates which are at least 50% owned by NationsBank, N.A., or its parent company, as a group, shall continue to hold Commitments hereunder and under the Tranche B Credit Agreement in a minimum aggregate amount of $40,000,000 at all times. Any assignment hereunder shall be effective upon delivery to the Agent of written notice of the assignment together with a transfer fee of $3,500 payable to the Agent for its own account; provided that no such transfer fee shall be payable in connection with an assignment by any Lender to its affiliates which are at least 50% owned by such Lender or its parent company. The assigning Lender will give prompt notice to the Agent and the Borrowers of any such assignment. Upon the effectiveness of any such assignment (and after notice to the Borrowers as provided herein), the assignee shall become a "Lender" for all purposes of this Credit Agreement and the other Credit Documents and, to the extent of such assignment, the assigning Lender shall be relieved of its obligations hereunder to the extent of the Loans and Commitment components being assigned. By executing and delivering an assignment agreement in accordance with this Section 11.3(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Credit Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment agreement; (v) such assignee will independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement




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         and the other Credit Documents; (vi) such assignee appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under this Credit Agreement or any other Credit Document as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

                  (c) Participations. Each Lender may sell, transfer, grant or assign participations in all or any part of such Lender's interests and obligations hereunder to one or more Eligible Participants; provided that (i) such selling Lender shall remain a "Lender" for all purposes under this Credit Agreement and the other Credit Documents (such selling Lender's obligations under this Credit Agreement remaining unchanged) and the participant shall not constitute a Lender hereunder,
         (ii) no such participant shall have, or be granted, rights to approve any amendment or waiver relating to this Credit Agreement or any of the other Credit Documents except with respect to any such amendment or waiver which would, under the terms of Section 11.6, require the consent of all of the Lenders and (iii) any such participations (including subparticipations) shall be in a minimum aggregate amount of $5,000,000 of the Commitments and in integral multiples of $1,000,000 in excess thereof. In the case of any such participation, the participant shall not have any rights under this Credit Agreement or under any of the other Credit Documents (the participant's rights against the selling Lender in respect of such participation to be those set forth in the participation agreement with such Lender creating such participation) and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation, provided, however, that such participant shall be entitled to receive additional amounts under Sections 3.5 and 3.8 on the same basis as if it were a Lender (limited to the extent that the selling Lender would be able to receive additional amounts under Sections 3.5 and 3.8); provided, further, in the event such participant exercises any rights under Sections 3.5 or 3.8, the Borrowers shall be permitted to exercise their rights pursuant to Section 3.15 with respect to the selling Lender.

                  (d) Disclosure of Confidential Information. (i) Any Lender may, in connection with any assignment pursuant to paragraph (b) above or a participation pursuant to paragraph (c) above, disclose to the assignee or the proposed assignee or the participant or the proposed participant any information relating to the Credit Parties in connection with this Credit Agreement, provided that, prior to any such disclosure each such assignee or proposed assignee or participant or proposed participant shall execute an agreement containing substantially the terms of all then existing confidentiality agreements entered into by the assigning or selling Lender with respect to the Parent Company, Old PHC, the Borrowers and their Subsidiaries in connection with this Credit Agreement, in each case whereby such assignee or proposed assignee or participant or




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         proposed participant shall agree to preserve the confidentiality of any non-public, confidential or proprietary information relating to the Credit Parties.

                  (e) Designated Lender. Any Lender may at any time designate not more than one Designated Lender to fund Committed Revolving Loans and/or Competitive Loans on behalf of such Lender subject to the terms of this Section 11.3(e) and the provisions of Section 11.3(b) hereof shall not apply to such designation; provided that each Designated Lender which is a non-U.S. Lender shall comply with all of the provisions of Section 3.9 hereof. No Lender may have more than one Designated Lender at any time. Such designation may occur either by the execution of the signature pages hereof by such Lender and Designated Lender next to the appropriate "Designating Lender" and "Designated Lender" captions, or by execution by such parties of a Designation Agreement subsequent to the date hereof; provided, that any Lender and its Designated Lender executing the signature pages hereof as "Designating Lender" and "Designated Lender," respectively, on the date hereof shall be deemed to have executed a Designation Agreement, and shall be bound by the respective representations, warranties and covenants contained therein, and such designation shall be conclusively deemed to be accepted by the Borrowers and the Agent. The parties to each such designation occurring subsequent to the execution date hereof shall execute and deliver to the Agent and the Borrowers for their acceptance a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender and consented to by the Borrowers, the Agent will accept such Designation Agreement and will give prompt notice thereof to the Borrowers and the other Lenders, whereupon, (i) from and after the effective date specified in the Designation Agreement, the Designated Lender shall become a party to this Credit Agreement with a right to make Committed Revolving Loans and Competitive Loans on behalf of its Designating Lender pursuant to Sections 2.1 and 2.4, respectively, (ii) if so requested by such Designated Lender, the Borrowers shall execute and deliver to such Designated Lender a promissory note in accordance with the terms hereof, and (iii) the Designated Lender shall not be required to make payments with respect to any obligations and liabilities in this Credit Agreement except to the extent of excess cash flow of such Designated Lender which is not otherwise required to repay obligations of such Designated Lender which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Lender, the Designating Lender shall be and remain obligated to the Borrowers, the Agent and the Lenders for each and every of the obligations of the Designating Lender and its related Designated Lender with respect to this Credit Agreement, including, without limitation, any actions taken by the Designated Lender with respect to this Credit Agreement, any indemnification obligations hereunder and any sums otherwise payable to the Borrowers by the Designated Lender. Each Designating Lender, or a specified branch or affiliate thereof, shall serve as the administrative agent of its Designated Lender and shall on behalf of its Designated Lender: (i) receive any and all payments made for the benefit of such Designated Lender and (ii) give and receive all communications and notices and




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         take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Credit Agreement and the other Credit Documents. No designation of a Designated Lender hereunder shall have the effect of restricting the exercise of voting rights hereunder. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by a Designating Lender, or specified branch or affiliate thereof, as administrative agent for its Designated Lender and need not be signed by such Designated Lender on its own behalf. The Borrowers, the Agent and the Lenders may rely thereon without any requirement that the Designated Lender sign or acknowledge the same. No Designated Lender may assign or transfer all or any portion of its interest hereunder or under any other Credit Document, other than via an assignment to its Designating Lender, or otherwise in accordance with the provisions of
         Section 11.3(b) or 11.3(c) hereof. All amounts payable by the Borrowers hereunder shall be determined as if the Designating Lender had not designated a Designated Lender; provided, however, that the Designated Lender shall be entitled to receive additional amounts under Sections
         3.5 and 3.8 on the same basis as if it were the Designating Lender (limited to the extent that the Designating Lender would be able to receive additional amounts under Sections 3.5 and 3.8); provided, further, that in the event the Designated Lender exercises any rights under Sections 3.5 or 3.8, the Borrowers shall be permitted to exercise their rights pursuant to Section 3.15 with respect to the Designating Lender.

         11.4     NO WAIVER; REMEDIES CUMULATIVE.

         No failure or delay on the part of the Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Credit Party and the Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the Lenders to any other or further action in any circumstances without notice or demand.

         11.5     PAYMENT OF EXPENSES, ETC.

         The Borrowers agree to: (i) pay all reasonable out-of-pocket costs and expenses of the Agent in connection with the negotiation, preparation, execution and delivery and administration (but as to administration, only administration of the credit as among the Agent, the Borrowers, the other Credit Parties and the Lenders and not as to any internal administration within the Agent) of this Credit Agreement and the other Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of




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Moore & Van Allen, special counsel to the Agent) and any amendment, waiver or consent relating hereto and thereto requested or required by the Borrowers including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Borrowers under this Credit Agreement and of the Agent and the Lenders in connection with enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel for the Agent and each of the Lenders) provided, that for the purposes of this Credit Agreement, "reasonable attorneys' fees" shall be limited by the actual attorneys' fees incurred by a party without application of N.C. Gen. Stat. Section 6-21.2 and without any presumption that such reasonable attorneys' fees shall be a fixed percentage of the Commitments; (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, documentary and mortgage recording taxes and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and
(iii) indemnify each Lender, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or not any Lender is a party thereto) related to the entering into and/or performance of any Credit Document or the use of proceeds of any Loans (including other extensions of credit) hereunder or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of gross negligence or willful misconduct on the part of the Person to be indemnified).

         11.6     AMENDMENTS, WAIVERS AND CONSENTS.

                  (a) Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing signed by the Required Lenders, provided that no such amendment, change, waiver, discharge or termination shall, without the consent of each Lender affected, (i) extend the Termination Date (except in accordance with the provisions hereof) or reduce the rate or extend the time of payment of interest or principal (other than as a result of waiving the applicability of any post-default increase in interest rates) on any Loan or portion thereof or fees hereunder or reduce the principal amount thereof, or increase the Commitment of any such Lender over the amount thereof in effect (it being understood and agreed that a waiver of any condition for an Extension of Credit, Default or Event of Default or of a mandatory reduction in the total commitments shall not constitute a change in the terms of any Commitment of any Lender and any increase in the Commitment made pursuant to Section 2.1(f) hereof shall not require the consent of any Lender other than the increasing





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         Lender or Lenders) or issue or extend Letters of Credit with expiry dates not permitted by the provisions of Section 2.2, (ii) release any Guarantor from its guaranty obligations hereunder except in accordance with the provisions of Section 8.3 hereof, (iii) amend, modify or waive any provision of this Section or of Section 3.3(c) (provided that any Lender to be terminated pursuant to Section 3.3(c) shall not be required to consent to any such amendment, modification or waiver of
         Section 3.3(c) necessary to effect such termination), (iv) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders, or (v) consent to the assignment or transfer by any Credit Party of any of its rights and obligations under (or in respect of) this Credit Agreement or other Credit Documents except as permitted hereunder. No provision of Section 10 may be amended without the consent of the Agent. No provision affecting the duties and obligations (and compensation) of the Issuing Lender may be amended without the consent of the Issuing Lender. Notwithstanding anything to the contrary contained above, any Letter of Credit may be modified by the respective Issuing Lender so long as the terms thereof would be permitted in a newly issued Letter of Credit in accordance with the terms hereof.

                  (b) If, in connection with any proposed change, waiver, discharge or termination of any of the provisions of this Agreement as contemplated by subclauses (i) through (iv), inclusive, of clause (a) above, the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, the Borrowers shall have the right (so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or (B) below) to either (A) replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 3.15 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender's Commitment and repay all outstanding Loans of such Lender in accordance with Sections 3.3(c) and 3.3(f), provided that, unless the Commitments terminated and Loans repaid pursuant to the preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent to any such increase), then in the case of any action pursuant to the preceding clause (B), subject to the following proviso, the Required Lenders (determined before giving effect to the proposed action) shall specifically consent to such termination of Commitment and repayment of Loans, provided further, notwithstanding the foregoing proviso, each of the Lenders (other than the Lender whose Commitment is being terminated) shall specifically consent to such termination of Commitment and repayment of Loans if the aggregate amount of Commitments terminated pursuant to this Section 11.6(b) (including the proposed termination) plus the aggregate amount of Commitments terminated pursuant to Section 2.1(a) plus the aggregate amount of Commitments terminated pursuant to Section 3.17 shall exceed $100,000,000, provided further, that in any event the Borrowers shall not have the right to replace a Lender, terminate its Commitment or repay its Loans solely as




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         a result of the withholding of any required consent by such Lender to any increase in the Commitment of such Lender.

         11.7     COUNTERPARTS.

         This Credit Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart.

         11.8     HEADINGS.

         The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

         11.9     SURVIVAL OF INDEMNIFICATION.

         All indemnities set forth herein, including, without limitation, in Sections 3.5, 3.8, 3.9, 3.10, 3.14, 10.7 and 11.5 shall survive the execution and delivery of this Credit Agreement, and the making of the Loans, the repayment of the Credit Party Obligations and other obligations and the termination of the Commitment hereunder.

         11.10    GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE.

                  (a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Credit Agreement, each of the Credit Parties hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. Each of the Credit Parties further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 11.1, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Borrower in any other jurisdiction.





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                  (b) Each of the Credit Parties hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (c) EACH OF THE AGENTS, EACH OF THE LENDERS AND EACH OF THE CREDIT PARTIES HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         11.11    SEVERABILITY.

         If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         11.12    ENTIRETY.

         This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

         11.13    SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         All representations and warranties made by the Borrowers herein shall survive delivery of the Notes and the making of the Loans hereunder.

         11.14    KNOWLEDGE STANDARD.

         As used herein, the phrase "to the knowledge of any Credit Party" or any similar phrase shall mean the knowledge of any of the following persons (with such persons' titles following the Closing Date): Raymond E. Schultz, CEO and Chairman; Richard M. Kelleher, President and COO; William L. Perocchi, Executive V.P. and CFO; Ralph B. Lake, Executive V.P., General Counsel and Secretary; Thomas L. Keltner, Executive V.P. and Chief Development Officer; and Carol G. Champion, Vice President and Treasurer; or any other person succeeding to the responsibilities of any such individual.






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         11.15    CONFIDENTIALITY.

         Each Lender agrees that it will use its best efforts not to disclose without the prior consent of the Borrowers (other than to its employees, auditors or counsel) any information with respect to the Parent Company or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the Parent Company or any of its Subsidiaries as confidential, provided that any Lender may disclose any such information (a) as has become generally available to the public, (b) as may be required in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender (including bank examiners) or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors,
(c) as may be required in respect to any summons or subpoena or in connection with any investigation by a Governmental Authority or litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, and (e) to any prospective or actual transferee or participant of any rights and interests hereunder provided such prospective transferee or participant executes an agreement containing provisions substantially identical to those contained in this Section.

         11.16    AGENT'S AND LENDER'S COVENANT.

         The Agent and each Lender hereby covenants that neither any Extension of Credit nor any part of any Extension of Credit constitutes assets of an "employment benefit plan" within the meaning of Section 3(3) of ERISA or a "plan" within the meaning of Section 4975(e)(1) of the Code.

         11.17    CONCERNING JOINT AND SEVERAL LIABILITY OF THE BORROWERS.

                  (a) Each of the Borrowers is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Lenders under this Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them.

                  (b) Each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrower with respect to the payment and performance of all of the Credit Party Obligations, it being the intention of the parties hereto that all the Credit Party Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction between them.

                  (c) If and to the extent that either of the Borrowers shall fail to make any payment with respect to any of the Credit Party Obligations as and when due or to




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         perform any of the Credit Party Obligations in accordance with the terms thereof, then in each such event, the other Borrower will make such payment with respect to, or perform, such Credit Party Obligation.

                  (d) The obligations of each Borrower under the provisions of this Section 11.17 constitute full recourse obligations of such Borrower, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Credit Agreement or any other circumstances whatsoever.

                  (e) Except as otherwise expressly provided herein or required by applicable law, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of the other Borrower's request for any Loan under this Credit Agreement, notice of any Loan made under this Credit Agreement, notice of occurrence of any Event of Default, or of any demand for any payment under this Credit Agreement, notice of any action at any time taken or omitted by any Lender under or in respect of any of the Credit Party Obligations, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Credit Agreement. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Credit Party Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by any Lender at any time or times in respect of any default by either Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Credit Agreement, any and all other indulgences whatsoever by any Lender in respect of any of the Credit Party Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Credit Party Obligations or the addition, substitution or release, in whole or in part, of either Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of any Lender, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy which might, but for the provisions of this Section 11.17, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations under this Section 11.17, it being the intention of each Borrower that, so long as any of the Credit Party Obligations remain unsatisfied, the obligations of such Borrower under this Section 11.17 shall not be discharged except by performance and then only to the extent of such performance. The Credit Party Obligations of each Borrower under this Section 11.17 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to either Borrower or any Lender. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of either Borrower or any Lender.





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                  (f) The provisions of this Section 11.17 are made for the
         benefit of the Lenders and their respective successors and assigns, and may be enforced by any such Person from time to time against either of the Borrowers as often as occasion therefor may arise and without requirement on the part of any Lender first to marshal any of its claims or to exercise any of its rights against the other Borrower or to exhaust any remedies available to it against the other Borrower or to resort to any other source or means of obtaining payment of any of the Credit Party Obligations or to elect any other remedy. The provisions of this Section 11.17 shall remain in effect until all the Credit Party Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Credit Party Obligations, is rescinded or must otherwise be restored or returned by any Lender upon the insolvency, bankruptcy or reorganization of either of the Borrowers, or otherwise, the provisions of this Section 11.17 will forthwith be reinstated in effect, as though such payment had not been made.

                  (g) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the joint obligations of either Borrower shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each Borrower hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the federal Bankruptcy Code).

                  (h) The Borrowers hereby agree, as among themselves, that if either Borrower shall become an Excess Funding Borrower (as defined below), the other Borrower shall, on demand of such Excess Funding Borrower (but subject to the next sentence hereof and to subsection (B) below), pay to such Excess Funding Borrower an amount equal to such Borrower's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Borrower) of such Excess Payment (as defined below). The payment obligation of either Borrower to any Excess Funding Borrower under this Section 11.17(h) shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Borrower under the other provisions of this Credit Agreement, and such Excess Funding Borrower shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes hereof,
         (i) "Excess Funding Borrower" shall mean, in respect of any Credit Party Obligations arising under the other provisions of this Credit Agreement (hereafter, the "Joint Obligations"), either Borrower that has paid an amount in excess of its Pro Rata Share of the Joint Obligations; (ii) "Excess Payment" shall mean, in respect of any Joint Obligations, the amount paid by an Excess Funding Borrower in excess of its Pro Rata Share of such Joint Obligations; and (iii) "Pro Rata Share", for the purposes of this Section 11.17(h), shall mean, for either Borrower, the ratio (expressed as a percentage) of (A) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Borrower (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Borrower hereunder) to (B) the amount by which the aggregate present fair saleable value of all assets and other properties of such Borrower and the other Borrower exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Borrower and the other Borrower hereunder) of such Borrower and the other Borrower, all as of the Closing Date.

         11.18    NO BANKRUPTCY PROCEEDINGS.

         Each of the Company, the Borrower, the Guarantors and the Agent agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Tranche A Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:
                                    PROMUS HOTELS, INC.,
                                    a Delaware corporation


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------

                                    DOUBLETREE CORPORATION,
                                    a Delaware corporation


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------


GUARANTORS:                         PROMUS HOTEL CORPORATION
                                    (f/k/a Parent Holding Corp.),
                                    a Delaware corporation


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------


                                    PROMUS OPERATING COMPANY, INC.
                                    (f/k/a Promus Acquisition Corp.
                                    f/k/a Promus Hotel Corporation),
                                    a Delaware corporation


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------

LENDERS:

                                    NATIONSBANK, N.A.,
                                    individually in its capacity as a
                                    Lender and in its capacity as Agent


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------



                                    BANKERS TRUST COMPANY,
                                    individually in its capacity as a
                                    Lender and in its capacity as a Co-Agent


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------



                                    THE BANK OF NOVA SCOTIA,
                                    individually in its capacity as a
                                    Lender and in its capacity as a Co-Agent


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------



                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    individually in its capacity as a
                                    Lender and in its capacity as a Co-Agent


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------

                                    THE BANK OF NEW YORK

                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------



                                    THE CHASE MANHATTAN BANK


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------



                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------



                                    FIRST UNION NATIONAL BANK


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------



                                    SOCIETE GENERALE, SOUTHWEST AGENCY


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------

                                    WACHOVIA BANK, N.A.


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------



                                    WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                    NEW YORK BRANCH


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------



                                    SUNTRUST BANK, NASHVILLE, N.A.


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------



                                    THE BANK OF TOKYO-MITSUBISHI, LTD.


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------

                                    DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                                    CAYMAN ISLANDS BRANCH


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------



                                    FIRST AMERICAN NATIONAL BANK


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------



                                    FIRST TENNESSEE BANK NATIONAL ASSOCIATION


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------



                                    KEYBANK NATIONAL ASSOCIATION


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------

                                    KREDIETBANK N.V., GRAND CAYMAN BRANCH


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------



                                    WELLS FARGO BANK, N.A.


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------



                                    THE FIFTH THIRD BANK


                                    By:
                                        -----------------------------------
                                    Title:
                                           --------------------------------